UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345 )

Exact name of registrant as specified in charter: Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— July 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam AMT-Free Insured Municipal Fund

7|31|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
AMT-Free Insured
Municipal Fund

7| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	38
Shareholder meeting results	39
About the Trustees	40
Officers	44

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended July 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam AMT-Free Insured Municipal Fund: seeking high current income free from federal taxes

IRS Form 6251 for the AMT may
become as familiar as Form 1040.

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Insured Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that by 2010, nearly every household with an income of $100,000 or more will be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects such as housing and resource recovery projects.

Putnam AMT-Free Insured Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio team of four professionals researches the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring bonds that are insured or carry AAA ratings, or whose payments are backed by U.S. Treasuries. The team’s goal is to provide an attractive level of income exempt from all federal taxes.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income (AMTI). Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It’s important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

From “class tax” to “mass tax”: By 2010, over 32 million taxpayers may be subject to the AMT.

Performance and portfolio snapshots

Putnam AMT-Free Insured
Municipal Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We attribute the fund’s favorable relative
performance primarily to its short duration
strategy versus its peers in the final months
of the reporting period.”

Thalia Meehan, Portfolio Leader, Putnam AMT-Free Insured Municipal Fund

Credit qualities shown as a percentage of portfolio value as of 7/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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Report from the fund managers

The year in review

We’re pleased to report that Putnam AMT-Free Insured Municipal Fund’s results before sales charges surpassed the average return for its Lipper category for its 2007 fiscal year, which ended July 31, 2007. We attribute this favorable performance to the fund’s relatively short duration strategy versus its peers in the final months of the reporting period. While this more conservative duration, which limited the fund’s exposure to bonds with maturities greater than 15 years, hindered performance in the first half of the fiscal year, it proved beneficial during the spring and summer months when investors became nervous about the financial stability of the subprime mortgage market and its potential impact on economic growth. However, the fund’s results lagged that of its benchmark, the Lehman Municipal Bond Index, for the 12-month period. This benchmark includes bonds from all tiers of the investment-grade portion of the municipal bond market, which rallied in response to steady improvement in the economy, rising corporate earnings, and positive investor sentiment during the fiscal year. In contrast, your fund invests solely in high-quality bonds, which are insured or carry AAA ratings or whose payments are backed by U.S. Treasuries — all of which lagged their lower-quality counterparts for much of the year.

Market overview

Although the federal funds rate — the benchmark rate for overnight loans between banks — remained steady at 5.25% throughout the fiscal year, this did not result in a tranquil period for bond investors. During most of the period, yields on shorter-term bonds rose slightly, while yields on longer-term bonds declined. The yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — flattened, as investors seeking higher yields found themselves with relatively little reward to show for the risks they were taking.

A generally robust economy, coupled with solid demand from income-oriented investors, contributed to the strong relative performance of lower-rated bonds for most of the 12-month period. Among uninsured bonds in general, and especially bonds rated Baa and below, yield spreads tightened as lower-rated and unrated bonds outperformed higher-rated bonds. Municipal sectors that did well included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and land-secured bonds. Tobacco settlement bonds underperformed other sectors modestly.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 7/31/07. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

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However, as noted above, the period ended with a selloff among higher-risk securities, and in our opinion, fixed-income markets appear to be transitioning into an environment more likely to favor higher-quality bonds.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. This strategy had a neutral impact on relative results as yields were at approximately the same levels at both the beginning and end of the 12-month period, despite increased market volatility in the intervening months. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. By the end of the period, we had extended the fund’s duration to a more neutral positioning relative to its Lipper peer group.

During the first half of the fiscal year, amid concerns that interest rates might decline — or rise again — we increased the fund’s use of derivative instruments, such as interest-rate swap contracts, to execute several of the fund’s investment strategies. By enabling two parties to exchange, or swap, interest-rate payments at a future date, these contracts give us more control over the fund’s exposure to the upward and downward movement of interest rates without requiring an exchange of principal. The use of these derivatives lets us take positions that reflect our views on yield curve trends without needing to sell bonds we would like to retain, and can also reduce the fund’s transaction costs. This, in turn, increases our flexibility in managing the fund.

The interest-rate swap positions detracted moderately from performance during the first six months, because interest rates remained fairly stable. During the second half of the reporting period, with the Federal Reserve (the Fed) indicating its preference to hold short-term interest rates steady for the foreseeable future until clearer signs of inflation emerged, using this strategy seemed less likely to benefit the fund and we significantly reduced the use of derivatives.

Your fund’s holdings

In our day-to-day management of the fund, we search the municipal bond market for securities that are free from the federal alternative minimum tax (AMT) in addition to the federal income tax. The AMT is a federal tax that operates in tandem with the regular income tax system and does not allow certain exclusions, exemptions, deductions, and credits that would normally apply under calculations

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

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for the federal income tax. If a taxpayer’s liability under the AMT is greater than his or her federal tax liability, he or she must pay both the regular tax liability and the difference as calculated under the AMT rule.

So, while we carefully monitor factors that affect the value of municipal bonds such as the financial strength and credit quality of issues as well as trends in interest rates, the economy and financial markets, we also pay close attention to a security’s AMT liability. Generally speaking, private-activity municipal bonds, which back development projects, including certain types of housing and resource recovery projects, will incur the AMT, so we avoid such bonds.

Your fund’s portfolio focuses on bonds from the upper tiers of the investment-grade universe in order to pursue a relatively high level of price stability and a steady income stream for shareholders. To further enhance the security of your investment, we also seek insured bonds. Bond insurance is a legal commitment by a third party, typically an insurance company, to make timely payments of principal and interest in the event that the issuer of the debt is unable to do so. Major insurers of municipal bonds include the Municipal Bond Investors Assurance Corporation, the American Municipal Bond Assurance Corporation, the Financial Guaranty Insurance Company, and the Capital Guaranty Insurance Company. With increased concerns surrounding lower-rated, higher-yielding fixed-income investments surfacing during the summer months, we think insured investments, such as those that the fund invests in, can provide a higher comfort level for income investors.

Because of our commitment to bonds with these special characteristics, this fund generally does not emphasize specific sectors of the municipal bond market (i.e., industrial development bonds, tobacco settlement bonds, or bonds issued by hospitals or educational institutions) to the same extent as many other municipal bond funds. However, during this fiscal year, we maintained an overweight position in single-family housing bonds, relative to the fund’s peer group. This strategy proved helpful to results as declining mortgage prepayments and investor demand for yield continued to support bonds in this sector. During the fund’s fiscal period, we added Mississippi Home Corp. bonds issued by the Mississippi State Housing Authority.

Other notable holdings included zero coupon bonds for the Garvey, California, school district, which we believe offered an attractive relative value opportunity. We also chose to invest in Fayetteville, Arkansas, sales tax bonds because we believed they offered attractive yields relative to their average maturity.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we began the fund’s 2008 fiscal year, in August 2007, comments from Fed Chairman Ben Bernanke indicated that central bank policymakers anticipated moderate economic growth over the next several months, despite an ongoing drag from the lagging housing sector. Other expectations included a continuing deceleration of underlying inflation, although the risk that it may rise again remained present. Against this backdrop, we plan to maintain a neutral duration strategy in the portfolio.

We continue to believe that this is not the most opportune time to reach too far out in terms of bond maturity (i.e., extend duration by investing in securities with later final maturity dates) or too far down in quality in pursuit of higher income. Consequently, with credit worries increasing, we believe the fund’s high-quality focus should help insulate it from any potential ripple should the sub-prime mortgage lending sector — and the mortgage industry in general — experience further deterioration. Over the near term, we plan to focus on certain market sectors — notably, single-family housing — where we believe the fund may benefit in an environment of moderating economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

8

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance Total return for periods ended 7/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.50%	6.32%	6.19%	6.19%	5.91%	5.91%	6.28%	6.12%

10 years	53.46	47.68	46.91	46.91	41.53	41.53	49.25	44.39
Annual average	4.38	3.98	3.92	3.92	3.53	3.53	4.09	3.74

5 years	20.06	15.48	16.19	14.30	15.18	15.18	18.21	14.43
Annual average	3.72	2.92	3.05	2.71	2.87	2.87	3.40	2.73

3 years	11.03	6.83	8.86	5.93	8.42	8.42	10.03	6.50
Annual average	3.55	2.23	2.87	1.94	2.73	2.73	3.24	2.12

1 year	3.41	–0.46	2.73	–2.23	2.60	1.61	3.19	–0.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 7/31/97 to 7/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,691 and $14,153, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,439 at public offering price.

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Comparative index returns For periods ended 7/31/07

		Lipper Insured
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.39%	6.75%

10 years	66.51	51.11
Annual average	5.23	4.20

5 years	24.63	19.38
Annual average	4.50	3.60

3 years	13.71	10.57
Annual average	4.38	3.40

1 year	4.27	3.26

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/07, there were 57, 55, 55, 49, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/07

Distributions	Class A		Class B	Class C	Class M

Number	13		13	13	13

Income[1]	$0.567049		$0.472254	$0.450661	$0.525237

Capital gains[2]

Long-term	0.042200		0.042200	0.042200	0.042200

Short-term	—		—	—	—

Total	$0.609249		$0.514454	$0.492861	$0.567437

Share value:	NAV	POP	NAV	NAV	NAV	POP

7/31/06	$14.70	$15.27	$14.72	$14.73	$14.74	$15.24

7/31/07	14.59	15.16	14.61	14.61	14.63	15.12

Current yield (end of period)
Current dividend rate[3]	3.89%	3.75%	3.25%	3.10%	3.60%	3.49%

Taxable equivalent[4]	5.98	5.77	5.00	4.77	5.54	5.37

Current 30-day SEC yield[5]	3.47	3.34	2.83	2.68	3.18	3.07

Taxable equivalent[4]	5.34	5.14	4.35	4.12	4.89	4.72

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal and state combined tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

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Fund performance as of most recent calendar quarter Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.49%	6.31%	6.18%	6.18%	5.90%	5.90%	6.27%	6.11%

10 years	56.93	51.06	50.33	50.33	44.68	44.68	52.64	47.65
Annual average	4.61	4.21	4.16	4.16	3.76	3.76	4.32	3.97

5 years	20.60	16.03	16.77	14.88	15.70	15.70	18.77	14.92
Annual average	3.82	3.02	3.15	2.81	2.96	2.96	3.50	2.82

3 years	11.78	7.61	9.61	6.65	9.16	9.16	10.83	7.16
Annual average	3.78	2.47	3.11	2.17	2.96	2.96	3.49	2.33

1 year	3.88	–0.04	3.20	–1.79	3.05	2.06	3.65	0.23

Fund’s annual operating expenses For the fiscal year ended 7/31/06

	Class A	Class B	Class C	Class M

Total annual fund operating expenses	0.86%	1.50%	1.65%	1.15%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Insured Municipal Fund from February 1, 2007, to July 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.28	$ 7.46	$ 8.20	$ 5.72

Ending value (after expenses)	$1,007.90	$1,005.00	$1,004.70	$1,007.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2007, use the calculation method below. To find the value of your investment on February 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.31	$ 7.50	$ 8.25	$ 5.76

Ending value (after expenses)	$1,020.53	$1,017.36	$1,016.61	$1,019.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized expense ratio*	0.86%	1.50%	1.65%	1.15%

Average annualized expense ratio for Lipper peer group†	0.88%	1.52%	1.67%	1.17%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average.

Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

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Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam AMT-Free Insured Municipal Fund	19%	7%	13%	27%	43%

Lipper Insured Municipal Debt Funds category average	40%	37%	39%	45%	62%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 7/31/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2007, and July 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/06.

Trustee and Putnam employee fund ownership

As of July 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$51,000	$ 92,000,000

Putnam employees	$10,000	$446,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended July 31, 2007, Brad Libby became a Portfolio Member, and Thalia Meehan became a Portfolio Member and then Portfolio Leader, of your fund. These changes followed the departure of Portfolio Leaders David Hamlin and James St. John from your fund’s management team.

15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees and in the 25th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the

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least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment

18

performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Insured Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

36th	41st	36th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 60, 59 and 59 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund.  These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Insured Municipal Debt Funds category for the one-, five- and ten-year periods ended June 30, 2007 were 41%, 45%, and 41%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 25th out of 60, 26th out of 58, and 21st out of 51 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam AMT-Free Insured Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Insured Municipal Fund (the “fund”) at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 7, 2007

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The fund’s portfolio 7/31/07

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
CIFG CIFG Assurance North America, Inc.	GNMA Coll. Government National Mortgage Association Collateralized
COP Certificate of Participation	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company
FHA Insd. Federal Housing Administration Insured	PSFG Permanent School Fund Guaranteed
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized	VRDN Variable Rate Demand Notes
FRN Floating Rate Notes	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (99.7%)*

	Rating**	Principal amount	Value

Alabama (1.2%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll., 6.05s, 4/1/17	Aaa	$405,000	$411,719
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	3,000,000	3,135,300
			3,547,019

Alaska (1.0%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A, 4.4s, 12/1/31	Aaa	2,835,000	2,848,325

Arkansas (1.1%)
Fayetteville, Sales & Use Tax Cap. Impt. Rev. Bonds, Ser. A, FSA, 4s, 11/1/21	Aaa	800,000	780,424
Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.2s, 7/1/24	Aaa	2,500,000	2,500,000
			3,280,424

California (10.2%)
Beaumont, Fin. Auth. Local Agcy. Special Tax Bonds, Ser. C, AMBAC,
4 3/4s, 9/1/28	Aaa	2,370,000	2,375,996
CA State Pub. Wks. Board Rev. Bonds (Dept. Hlth. Svcs. Richmond
Laboratory), Ser. B, XLCA, 5s, 11/1/23	Aaa	2,445,000	2,541,920
Garvey, School Dist. G.O. Bonds (Election of 2004), FSA
zero %, 8/1/26	Aaa	1,000,000	408,440
zero %, 8/1/25	Aaa	1,475,000	633,763
Golden State Tobacco Securitization Corp. Rev. Bonds (Tobacco Settlement),
Ser. B, AMBAC, FHLMC Coll., FNMA Coll., 5s, 6/1/38 (Prerefunded)	Aaa	2,475,000	2,614,244
Grossmont-Cuyamaca, Cmnty. College Dist. G.O. Bonds (Election of 2002),
Ser. B, FGIC, zero %, 8/1/17	Aaa	2,100,000	1,371,300
Los Angeles, Unified School Dist. G.O. Bonds (Election of 2004), Ser. C,
FGIC, 5s, 7/1/26	Aaa	2,745,000	2,850,408
Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds (Consumnes), MBIA,
5s, 7/1/18	Aaa	4,000,000	4,278,640
San Diego Cnty., Wtr. Auth. COP, FGIC, 5.681s, 4/23/08	Aaa	7,000,000	7,102,480
San Diego, Unified School Dist. G.O. Bonds (Election of 1998), Ser. E, FSA,
5 1/4s, 7/1/19 (Prerefunded)	Aaa	2,000,000	2,154,960
Santa Ana, Fin. Auth. Lease Rev. Bonds (Police Admin. & Hldg. Fac.), Ser. A,
MBIA, 6 1/4s, 7/1/17	Aaa	3,680,000	4,318,922
			30,651,073

Colorado (1.5%)
Adams & Arapahoe Cntys., Joint School Dist. G.O. Bonds (No. 28J Aurora),
Ser. A, FSA, 5 1/4s, 12/1/18	Aaa	4,140,000	4,424,170
CO Hlth. Fac. Auth. Rev. Bonds (Cmnty. Provider Pooled Loan Program),
Ser. A, FSA, 7 1/4s, 7/15/17	Aaa	58,000	58,098
			4,482,268

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MUNICIPAL BONDS AND NOTES (99.7%)* continued

	Rating**	Principal amount	Value

Florida (11.2%)
Fleming Island, Plantation Cmnty. Dev. Dist. Special Assmt. Bonds, MBIA,
4 1/2s, 5/1/31	Aaa	$1,000,000	$960,440
Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.), FGIC,
7.65s, 7/1/16	Aaa	13,675,000	17,314,465
Hillsborough Cnty., Cmnty. Investment Tax Rev. Bonds (Transit Impt.),
AMBAC, 5s, 5/1/23	Aaa	1,555,000	1,615,179
Jacksonville, Sales Tax Rev. Bonds, AMBAC, 5 1/2s, 10/1/17	Aaa	2,500,000	2,648,200
Orlando & Orange Cnty., Expressway Auth. Rev. Bonds, FGIC, 8 1/4s, 7/1/14	Aaa	5,000,000	6,285,550
Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist. Loan Program), FSA,
7.15s, 11/1/15	Aaa	3,935,000	4,794,798
			33,618,632

Georgia (1.3%)
Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus Pkg. & Fam. Hsg. Project), MBIA,
5 1/4s, 11/1/20	Aaa	3,360,000	3,584,112
GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y, AMBAC, U.S. Govt. Coll.,
6.4s, 1/1/13 (Prerefunded)	Aaa	415,000	452,201
			4,036,313

Illinois (8.0%)
Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39	Aaa	155,000	164,915
Chicago, Board of Ed. G.O. Bonds, Ser. A, MBIA, 5 1/4s, 12/1/19	Aaa	1,500,000	1,586,130
Cicero, G.O. Bonds, Ser. A, XLCA, 5 1/4s, 1/1/21	AAA	2,250,000	2,382,863
Cook Cnty., G.O. Bonds, Ser. D, AMBAC, 5 1/4s, 11/15/21	AAA	4,385,000	4,628,499
Du Page Cnty., Cmnty. High School Dist. G.O. Bonds (Dist. No. 108 —
Lake Park), FSA, 5.6s, 1/1/20	Aaa	1,000,000	1,075,610
IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s, 10/1/19	Aaa	5,000,000	5,255,250
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, FSA, 5s, 1/1/22	Aaa	2,500,000	2,626,425
Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC, 8s, 6/1/17 (Prerefunded)	Aaa	5,000,000	6,451,450
			24,171,142

Indiana (6.2%)
Anderson, Indpt. School Bldg. Corp. G.O. Bonds (First Mtg.), FSA, 5 1/2s,
1/15/28 (Prerefunded) #	Aaa	1,655,000	1,811,646
Center Grove, Ind. Bldg. Corp. Rev. Bonds (First Mtg.), FGIC, 5s, 7/15/25
FGIC, 5s, 7/15/25	Aaa	1,345,000	1,398,356
AMBAC, 5 1/2s, 1/15/26, (Prerefunded)	Aaa	6,605,000	7,013,123
Evansville Vanderburgh Pub. Leasing Corp. Rev. Bonds (1st Mtge.), MBIA,
5 3/4s, 7/15/18 (Prerefunded)	Aaa	1,000,000	1,077,000
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/20	Aaa	5,695,000	5,990,115
IN State Hsg. Fin. Auth. Rev. Bonds (Single Family Mtge.), Ser. A-1,
GNMA Coll., FNMA Coll.
4.2s, 7/1/17	Aaa	260,000	258,534
4.15s, 7/1/16	Aaa	375,000	372,780
4.1s, 7/1/15	Aaa	115,000	114,382
3.95s, 7/1/14	Aaa	355,000	352,870
3.9s, 1/1/14	Aaa	250,000	247,895
			18,636,701

Louisiana (3.0%)
Ernest N. Morial-New Orleans Exhibit Hall Auth. Special Tax, AMBAC,
5s, 7/15/20	AAA	5,730,000	5,958,398
LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19	Aaa	3,000,000	3,161,790
			9,120,188

25

MUNICIPAL BONDS AND NOTES (99.7%)* continued

	Rating**	Principal amount	Value

Massachusetts (2.2%)
MA State School Bldg. Auth. Dedicated Sales Tax Rev. Bonds, Ser. A,
AMBAC, 4 3/4s, 8/15/32	Aaa	$2,750,000	$2,778,408
MA State Special Oblig. Dedicated Tax Rev. Bonds, FGIC, FHLMC Coll.,
FNMA Coll., 5 1/4s, 1/1/23 (Prerefunded)	Aaa	1,000,000	1,072,960
MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A, MBIA, 5s, 1/1/37	Aaa	2,805,000	2,809,095
			6,660,463

Michigan (9.8%)
Detroit, City School Dist. G.O. Bonds (School Bldg. & Site Impt.), Ser. B,
FGIC, 5s, 5/1/25	Aaa	7,990,000	8,283,872
Detroit, Swr. Disp. FRN, Ser. D, FSA, 4.191s, 7/1/32	Aaa	1,100,000	1,093,059
Detroit, Swr. Disp. VRDN, Ser. B, FSA, 3.66s, 7/1/33	VMIG1	3,720,000	3,720,000
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/20
(Prerefunded)	Aaa	720,000	756,785
Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum Hlth. Care), Ser. A, MBIA,
5 1/2s, 1/15/17 (Prerefunded)	Aaa	500,000	534,255
MI Muni. Board Auth. Rev. Bonds (Clean Wtr. Revolving Fund), 5s, 10/1/25	Aaa	1,000,000	1,050,940
MI State Hosp. Fin. Auth. Rev. Bonds (Mercy Hlth.), Ser. X, MBIA
6s, 8/15/34 (Prerefunded)	Aaa	3,350,000	3,525,239
6s, 8/15/34 (Prerefunded)	Aaa	1,650,000	1,736,312
MI State Strategic Fund, Ltd. Rev. Bonds (Detroit Edison Co.), AMBAC
7s, 5/1/21	Aaa	4,000,000	5,058,960
4.85s, 9/1/30	Aaa	3,500,000	3,594,885
			29,354,307

Mississippi (2.2%)
MS Dev. Bk. Special Obligation Rev. Bonds (Waste Wtr. & Solid Waste Mgt.),
Ser. A, FSA, U.S. Govt. Coll.
5 3/8s, 2/1/19 (Prerefunded)	Aaa	1,855,000	1,990,100
5 3/8s, 2/1/18 (Prerefunded)	Aaa	1,755,000	1,882,817
MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. D-1, GNMA Coll.,
FNMA Coll., 6.1s, 6/1/38	Aaa	2,500,000	2,695,875
			6,568,792

Missouri (0.5%)
Jackson Cnty., Special Oblig. Rev. Bonds (Harry S. Truman Sports Complex),
AMBAC, 5s, 12/1/22	Aaa	1,285,000	1,354,454

Nevada (0.7%)
Washoe Cnty., G.O. Bonds, FGIC, 5 3/4s, 5/1/18	Aaa	2,040,000	2,165,052

New Hampshire (0.4%)
NH Muni. Bond Bank Rev. Bonds, Ser. C, MBIA, 5s, 3/15/25	Aaa	1,195,000	1,248,787

New Jersey (6.0%)
NJ Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction), Ser. F, FGIC, 5 1/4s, 6/15/21 (Prerefunded)	Aaa	10,000,000	10,706,800
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	5,000,000	5,222,350
NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Aaa	4,800,000	2,156,784
			18,085,934

New York (6.8%)
Nassau Cnty., Hlth. Care Syst. Rev. Bonds (Nassau Hlth. Care Corp.), FSA
6s, 8/1/13 (Prerefunded)	Aaa	4,610,000	4,899,600
6s, 8/1/12 (Prerefunded)	Aaa	2,285,000	2,428,544
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC, 5s, 7/1/25	Aaa	1,000,000	1,043,760
NY City, Indl. Dev. Agcy. Rev. Bonds (Queens Baseball Stadium — Pilot),
AMBAC, 5s, 1/1/23	Aaa	950,000	1,004,758

26

MUNICIPAL BONDS AND NOTES (99.7%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, Ser. B, AMBAC,
5s, 6/15/28	Aaa	$3,000,000	$3,129,330
NY State Dorm. Auth. Rev. Bonds (Brooklyn Law School), Ser. B, XLCA
5 3/8s, 7/1/22	Aaa	2,270,000	2,421,704
5 3/8s, 7/1/20	Aaa	2,215,000	2,369,031
Sales Tax Asset Receivable Corp. Rev. Bonds, Ser. A, AMBAC, 5s, 10/15/29	Aaa	3,000,000	3,123,000
			20,419,727

North Carolina (2.6%)
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.), Ser. A,
MBIA, 5 1/4s, 1/1/19	Aaa	7,500,000	7,899,600

Ohio (1.6%)
Cleveland, G.O. Bonds, Ser. A, AMBAC, 5s, 10/1/21	Aaa	2,920,000	3,065,416
Morley Library Dist. G.O. Bonds (Lake Cnty. Dist. Library), AMBAC,
5 1/4s, 12/1/19	Aaa	1,535,000	1,626,916
OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds, Ser. 85-A, FGIC,
FHA Insd., zero %, 1/15/15	Aaa	45,000	21,736
			4,714,068

Oklahoma (1.5%)
Grand River Dam Auth. Rev. Bonds, Ser. A, FSA, 5s, 6/1/12	Aaa	1,250,000	1,313,275
OK City Arpt. Trust Rev. Bonds, Ser. A, FSA, 5 1/4s, 7/1/21 (Prerefunded)	Aaa	3,000,000	3,121,230
			4,434,505

Pennsylvania (2.7%)
Erie Cnty., Convention Ctr. Auth. Rev. Bonds (Convention Ctr. Hotel), FGIC
5s, 1/15/22	Aaa	1,415,000	1,475,704
5s, 1/15/21	Aaa	1,305,000	1,365,213
PA State Pub. School Bldg. Auth. Rev. Bonds (Philadelphia School Dist.), FSA,
5 1/4s, 6/1/25 (Prerefunded)	Aaa	3,000,000	3,210,750
Philadelphia, G.O. Bonds, CIFG, 5s, 8/1/23	Aaa	2,000,000	2,094,400
			8,146,067

South Dakota (0.4%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership Mtge.), Ser. J, 4.6s, 5/1/19	AAA	1,250,000	1,264,463

Texas (9.5%)
Dallas, Indpt. School Dist. G.O. Bonds, PSFG, 5 1/4s, 2/15/19	Aaa	2,500,000	2,615,700
Hays Cnty., G.O. Bonds, FSA, 5s, 8/15/24	Aaa	1,190,000	1,232,769
Houston, Arpt. Syst. Rev. Bonds, FSA, 5s, 7/1/21	Aaa	5,280,000	5,434,810
Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C, AMBAC, 5s, 8/1/29	Aaa	1,000,000	1,019,920
Mission Cons, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/23	Aaa	1,000,000	1,043,730
Nacogdoches, Indpt. School Dist. G.O. Bonds, PSFG
5 1/2s, 2/15/15 (Prerefunded)	Aaa	1,180,000	1,244,522
5 1/2s, 2/15/15	Aaa	140,000	147,325
San Antonio Wtr. Rev. Bonds, FSA, 5 1/2s, 5/15/20	Aaa	4,000,000	4,260,400
Victoria G.O. Bonds, FGIC, U.S. Govt. Coll., 5 1/2s, 8/15/20 (Prerefunded)	Aaa	3,150,000	3,302,019
Waco, Hlth. Fac. Dev. Corp. Mtge. Rev. Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, MBIA, FHA Insd., 5s, 8/1/31	Aaa	3,000,000	3,078,690
Weatherford, G.O. Bonds, AMBAC, 5s, 3/1/17	Aaa	5,000,000	5,183,800
			28,563,685

Utah (2.6%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A, MBIA, U.S. Govt. Coll., 6.15s,
7/1/14 (Prerefunded)	Aaa	7,790,000	7,966,521

27

MUNICIPAL BONDS AND NOTES (99.7%)* continued

	Rating**	Principal amount	Value

Virginia (1.4%)
VA State Res. Auth. Rev. Bonds (Clean Wtr. Revolving Fund), 4 3/4s, 10/1/27	Aaa	$4,000,000	$4,083,880

Washington (2.4%)
WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear No. 3), Ser. B, MBIA,
7 1/8s, 7/1/16	Aaa	6,000,000	7,283,160

West Virginia (1.7%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional Juvenile Safety), Ser. A,
MBIA, 5s, 6/1/29	Aaa	5,000,000	5,177,943

TOTAL INVESTMENTS

Total investments (cost $288,163,078)			$299,783,493

* Percentages indicated are based on net assets of $300,643,736.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at July 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2007.

The rates shown on Variable Rate Demand Notes (VRDN) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2007.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at July 31, 2007 (as a percentage of net assets):
Local government	31.5%
Utilities	24.3
State government	11.2

The fund had the following insurance concentrations greater than 10% at July 31, 2007 (as a percentage of net assets):
AMBAC	25.3%
MBIA	22.5
FGIC	22.1
FSA	18.6

FUTURES CONTRACTS OUTSTANDING at 7/31/07

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 5 yr (Short)	37	$3,902,344	Sep-07	$(26,951)

The accompanying notes are an integral part of these financial statements.

28

Statement of assets and liabilities 7/31/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $288,163,078)	$299,783,493

Cash	2,016,020

Interest and other receivables	2,878,245

Receivable for shares of the fund sold	28,876

Total assets	304,706,634

LIABILITIES

Payable for variation margin (Note 1)	4,625

Distributions payable to shareholders	298,688

Payable for securities purchased	2,688,775

Payable for shares of the fund repurchased	517,467

Payable for compensation of Manager (Note 2)	253,164

Payable for investor servicing (Note 2)	14,522

Payable for custodian fees (Note 2)	1,283

Payable for Trustee compensation and expenses (Note 2)	100,814

Payable for administrative services (Note 2)	2,787

Payable for distribution fees (Note 2)	78,043

Other accrued expenses	102,730

Total liabilities	4,062,898

Net assets	$300,643,736

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$289,796,311

Undistributed net investment income (Note 1)	268,970

Accumulated net realized loss on investments (Note 1)	(1,015,009)

Net unrealized appreciation of investments	11,593,464

Total — Representing net assets applicable to capital shares outstanding	$300,643,736

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($257,708,501 divided by 17,665,494 shares)	$14.59

Offering price per class A share (100/96.25 of $14.59)*	$15.16

Net asset value and offering price per class B share ($33,471,647 divided by 2,291,239 shares)**	$14.61

Net asset value and offering price per class C share ($8,404,530 divided by 575,080 shares)**	$14.61

Net asset value and redemption price per class M share ($1,059,058 divided by 72,393 shares)	$14.63

Offering price per class M share (100/96.75 of $14.63)***	$15.12

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

29

Statement of operations Year ended 7/31/07

INTEREST INCOME	$14,925,175

EXPENSES

Compensation of Manager (Note 2)	1,621,961

Investor servicing fees (Note 2)	178,998

Custodian fees (Note 2)	65,637

Trustee compensation and expenses (Note 2)	41,358

Administrative services (Note 2)	20,470

Distribution fees — Class A (Note 2)	558,383

Distribution fees — Class B (Note 2)	392,587

Distribution fees — Class C (Note 2)	85,897

Distribution fees — Class M (Note 2)	5,449

Other	152,648

Non-recurring costs (Notes 2 and 5)	253

Costs assumed by Manager (Notes 2 and 5)	(253)

Fees waived and reimbursed by Manager (Note 2)	(3,381)

Total expenses	3,120,007

Expense reduction (Note 2)	(94,408)

Net expenses	3,025,599

Net investment income	11,899,576

Net realized gain on investments (Notes 1 and 3)	983,613

Net realized loss on futures contracts (Note 1)	(65,733)

Net realized loss on swap contracts (Note 1)	(65,593)

Net unrealized depreciation of investments, futures contracts and swap contracts during the year	(1,880,040)

Net loss on investments	(1,027,753)

Net increase in net assets resulting from operations	$10,871,823

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/07	7/31/06

Operations:
Net investment income	$ 11,899,576	$ 13,098,648

Net realized gain on investments	852,287	1,807,824

Net unrealized depreciation of investments	(1,880,040)	(8,966,996)

Net increase in net assets resulting from operations	10,871,823	5,939,476

Distributions to shareholders (Note 1):

From ordinary income

From tax-exempt net investment income

Class A	(10,294,793)	(10,304,074)

Class B	(1,474,638)	(2,306,405)

Class C	(261,040)	(258,890)

Class M	(38,564)	(39,718)

Net realized short-term gain on investments

Class A	—	(515,639)

Class B	—	(146,158)

Class C	—	(16,298)

Class M	—	(2,209)

From net realized long-term gain on investments

Class A	(766,496)	(998,896)

Class B	(140,345)	(283,092)

Class C	(23,944)	(31,569)

Class M	(3,188)	(4,282)

Redemption fees (Note 1)	—	184

Decrease from capital share transactions (Note 4)	(36,929,988)	(27,565,191)

Total decrease in net assets	(39,061,173)	(36,532,761)

NET ASSETS

Beginning of year	339,704,909	376,237,670

End of year (including undistributed net investment income of $268,970 and $440,261, respectively)	$300,643,736	$339,704,909

The accompanying notes are an integral part of these financial statements.

31

Financial	highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
July 31, 2007	$14.70	.56(c)	(.06)	.50	(.57)	(.04)	(.61)	—	$14.59	3.41	$257,709	.85(c)	3.78(c)	18.88
July 31, 2006	15.07	.57(c)	(.30)	.27	(.56)	(.08)	(.64)	—(d)	14.70	1.85	270,331	.85(c)	3.81(c)	6.97
July 31, 2005	14.92	.54(c)	.26	.80	(.54)	(.11)	(.65)	—(d)	15.07	5.39	277,931	.84(c)	3.57(c)	12.61
July 31, 2004	14.93	.53	.25	.78	(.53)	(.26)	(.79)	—	14.92	5.20	287,528.85		3.49	26.81
July 31, 2003	15.46	.58	(.16)	.42	(.59)	(.36)	(.95)	—	14.93	2.71	368,419.84		3.76	42.88

CLASS B
July 31, 2007	$14.72	.47(c)	(.07)	.40	(.47)	(.04)	(.51)	—	$14.61	2.73	$33,472	1.49(c)	3.13(c)	18.88
July 31, 2006	15.09	.47(c)	(.29)	.18	(.47)	(.08)	(.55)	—(d)	14.72	1.26	59,527	1.50(c)	3.15(c)	6.97
July 31, 2005	14.94	.44(c)	.26	.70	(.44)	(.11)	(.55)	—(d)	15.09	4.71	88,337	1.49(c)	2.92(c)	12.61
July 31, 2004	14.95	.44	.24	.68	(.43)	(.26)	(.69)	—	14.94	4.52	110,498	1.50	2.83	26.81
July 31, 2003	15.48	.48	(.16)	.32	(.49)	(.36)	(.85)	—	14.95	2.04	150,266	1.49	3.10	42.88

CLASS C
July 31, 2007	$14.73	.44(c)	(.07)	.37	(.45)	(.04)	(.49)	—	$14.61	2.60	$8,405	1.64(c)	2.99(c)	18.88
July 31, 2006	15.09	.45(c)	(.29)	.16	(.44)	(.08)	(.52)	—(d)	14.73	1.12	8,723	1.65(c)	3.01(c)	6.97
July 31, 2005	14.94	.42(c)	.26	.68	(.42)	(.11)	(.53)	—(d)	15.09	4.54	8,835	1.64(c)	2.77(c)	12.61
July 31, 2004	14.95	.41	.25	.66	(.41)	(.26)	(.67)	—	14.94	4.40	10,097	1.65	2.69	26.81
July 31, 2003	15.49	.46	(.17)	.29	(.47)	(.36)	(.83)	—	14.95	1.82	13,793	1.64	2.95	42.88

CLASS M
July 31, 2007	$14.74	.52(c)	(.06)	.46	(.53)	(.04)	(.57)	—	$14.63	3.19	$1,059	1.14(c)	3.49(c)	18.88
July 31, 2006	15.11	.53(c)	(.30)	.23	(.52)	(.08)	(.60)	—(d)	14.74	1.55	1,124	1.15(c)	3.51(c)	6.97
July 31, 2005	14.96	.50(c)	.25	.75	(.49)	(.11)	(.60)	—(d)	15.11	5.05	1,135	1.14(c)	3.27(c)	12.61
July 31, 2004	14.97	.49	.24	.73	(.48)	(.26)	(.74)	—	14.96	4.93	1,188	1.15	3.19	26.81
July 31, 2003	15.50	.54	(.16)	.38	(.55)	(.36)	(.91)	—	14.97	2.40	2,148	1.14	3.45	42.88

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

July 31, 2007	<0.01%

July 31, 2006	<0.01

July 31, 2005	<0.01

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 7/31/07

Note 1: Significant accounting policies

Putnam AMT-Free Insured Municipal Fund (the “fund”) formerly Putnam Tax-Free Insured Fund, is a series of Putnam Tax-Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or

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losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2007, the fund reclassified $1,832 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $1,832.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2007 were as follows:

Unrealized appreciation	$ 12,698,871
Unrealized depreciation	(1,078,448)
—————————————
Net unrealized appreciation	11,620,423
Undistributed tax-exempt income	565,715
Undistributed long-term gain	311,638
Cost for federal income tax purposes	$288,163,070

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2007, Putnam Management waived $3,381 of its management fee from the fund.

For the year ended July 31, 2007, Putnam Management has assumed $253 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2007, the fund incurred $239,812 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2007, the fund’s expenses were reduced by $94,408 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $311, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

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The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $17,418 and $135 from the sale of class A and class M shares, respectively, and received $49,927 and $238 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2007, Putnam Retail Management, acting as underwriter, received $595 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $60,325,197 and $86,759,359, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/07:
Shares sold	2,122,193	$ 31,408,659

Shares issued in connection with
reinvestment of distributions	484,672	7,163,157

	2,606,865	38,571,816

Shares repurchased	(3,329,890)	(49,225,238)

Net decrease	(723,025)	$(10,653,422)

Year ended 7/31/06:
Shares sold	2,665,184	$ 39,553,953

Shares issued in connection with
reinvestment of distributions	546,979	8,115,716

	3,212,163	47,669,669

Shares repurchased	(3,269,559)	(48,448,783)

Net decrease	(57,396)	$(779,114)

CLASS B	Shares	Amount

Year ended 7/31/07:
Shares sold	63,966	$943,801

Shares issued in connection with
reinvestment of distributions	62,629	933,071

	126,595	1,876,872

Shares repurchased	(1,879,027)	(27,837,922)

Net decrease	(1,752,432)	$(25,961,050)

Year ended 7/31/06:
Shares sold	97,832	$1,450,352

Shares issued in connection with
reinvestment of distributions	117,976	1,754,015

	215,808	3,204,367

Shares repurchased	(2,026,339)	(30,114,191)

Net decrease	(1,810,531)	$(26,909,824)

CLASS C	Shares	Amount

Year ended 7/31/07:
Shares sold	90,701	$ 1,340,666

Shares issued in connection with
reinvestment of distributions	10,421	154,330

	101,122	1,494,996

Shares repurchased	(118,389)	(1,753,391)

Net decrease	(17,267)	$(258,395)

Year ended 7/31/06:
Shares sold	114,963	$ 1,710,272

Shares issued in connection with
reinvestment of distributions	14,209	211,211

	129,172	1,921,483

Shares repurchased	(122,108)	(1,815,465)

Net increase	7,064	$106,018

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CLASS M	Shares	Amount

Year ended 7/31/07:
Shares sold	4,385	$65,606

Shares issued in connection with
reinvestment of distributions	2,106	31,219

	6,491	96,825

Shares repurchased	(10,358)	(153,946)

Net decrease	(3,867)	$(57,121)

Year ended 7/31/06:
Shares sold	5,060	$76,085

Shares issued in connection with
reinvestment of distributions	2,491	37,062

	7,551	113,147

Shares repurchased	(6,423)	(95,418)

Net increase	1,128	$17,729

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

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Federal tax information
(unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $683,009 as long-term capital gain, for its taxable year ended July 31, 2007.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

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Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

12,019,327	481,810	712,098

All tabulations rounded to the nearest whole number.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

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John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company). Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

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Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners). Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

42

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division. Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

43

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)

Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)

Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk,
State Street Bank and Trust Company	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam AMT-Free Insured Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN043 246833 9/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2007	$67,036	$10	$6,774	$169*
July 31, 2006	$59,444*	$92	$6,457	$ -

* Includes fees of $141 and $208 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2007 and July 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2007 and July 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 122,169 and $ 276,220 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31,
2007	$ -	$ 26,129	$ -	$ -
July 31,
2006	$ -	$ 153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345 )

Exact name of registrant as specified in charter: Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— July 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free High Yield Fund

7|31|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Tax-Free
High Yield Fund

7| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	50
Shareholder meeting results	51
About the Trustees	52
Officers	56

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended July 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax-Free High Yield Fund: potential for high

current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal income tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns unrated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. Although unrated bonds typically represent only a small portion of the fund’s holdings, this analysis helps the management team in its efforts to identify bonds with attractive risk/return profiles from among this group.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your

community and thus play a key role in its development.

Performance and portfolio snapshots

Putnam Tax-Free High Yield Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9-11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We believe that amid current market
conditions, high-quality bonds have more
attractive prospects than high-yield bonds,
which have had a strong run in recent years.”

Paul Drury, Portfolio Leader, Putnam Tax-Free High Yield Fund

Credit qualities shown as a percentage of portfolio value as of 7/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Report from the fund managers

The year in review

Toward the close of your fund’s fiscal year, which ended July 31, 2007, concerns that subprime mortgage defaults were affecting other areas of the market brought about a marked change in investor sentiment. Lower-quality bonds, which had long led the market, fell behind higher-quality issues, and our avoidance of some of the riskiest market areas proved beneficial to the fund. Because this change in the environment occurred so close to the end of the period, we believe its positive impact is not significantly reflected in performance comparisons in this report. The appreciation of two key holdings following their pre-refunding helped the fund to keep pace with its benchmark, the Lehman Municipal Bond Index, based on results before sales charges. However, our conservative duration strategy and our decision to limit exposure to the highest-risk sectors of the market caused the fund to lag the average return for its Lipper peer group. Toward the end of the period, when the spread — or difference in yield between high- and low-quality bonds — began to widen, the fund began to pull ahead. Other factors affecting performance included an emphasis on tobacco settlement bonds, which was beneficial for much of the year but turned negative in the second half, and the fund’s overweight position relative to the peer group in single-family housing bonds, which contributed positively to performance throughout the period.

Market overview

Although the federal funds rate — the benchmark rate for overnight loans between banks — remained steady at 5.25% throughout the fiscal year, this did not result in a tranquil period for bond investors. During most of the period, yields on shorter-term bonds rose slightly, while yields on longer-term bonds declined. The yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — flattened, as investors seeking higher yields found themselves with relatively little reward to show for the risks they were taking.

A generally robust economy, coupled with solid demand from income-oriented investors, contributed to the strong relative performance of lower-rated bonds for most of the 12-month period. Among uninsured bonds in general, and especially bonds rated Baa and below, yield spreads tightened as lower-rated and unrated bonds outperformed higher-rated bonds. Municipal sectors that did well included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and land-secured bonds. Tobacco settlement bonds underperformed other sectors modestly.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 7/31/07. See the previous page and pages 9-11 for additional fund performance information. Index descriptions can be found on page 16.

However, the period ended with a sell-off among higher-risk securities, and the fixed-income markets appear to be transitioning into an environment more likely to favor higher-quality bonds as investors sought relative safety.

Strategy overview

Throughout most of the fiscal year, we maintained a short (defensive) portfolio duration relative to the fund’s benchmark and Lipper peer group because we were concerned that interest rates would rise, causing bond prices to fall. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. A shorter-duration portfolio may help protect the fund’s principal when interest rates rise, but it can reduce appreciation potential when rates fall. Our strategy detracted moderately from results during the months when longer-term bonds outperformed issues with shorter maturities. However, our caution began to pay off in May and June when a sell-off in the high-yield markets caused prices of the lowest rated bonds to fall substantially.

The fund’s emphasis on tobacco settlement bonds was positive early in the year, but in the second half, those gains were offset by declines; an increase in supply of these high-yielding issues coincided with a decrease in demand, as investors became more conservative. Late in the period, your fund’s relatively high credit quality worked in our favor. The drop in demand for unrated and lower-rated bonds, including airline-related IDBs, provided some buying opportunities for your fund, although we proceeded with caution.

Relative to the fund’s peer group, we are maintaining an overweight position in single-family housing bonds. Despite current concerns that increasing mortgage foreclosures may affect housing-related bonds, we feel the additional yield currently offered on these bonds more than compensates for these risks. Bonds issued by hospitals and extended-care facilities remain areas of emphasis for your fund, as well as utility bonds, which benefit from steady consumer demand and the companies’ ability to pass on higher costs to their customers.

Your fund’s holdings

Although tobacco settlement bonds represent one of the more volatile sectors of the municipal bond market, your fund has benefited from its emphasis on this sector for the past two years. Payments from tobacco settlement bonds are secured by income from tobacco companies’ settlement obligations to the municipalities that issue them, and they generally offer attractive yields. However, this sector underperformed during the second half of the 2007 fiscal year because an increase in supply coincided with

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective
maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

declining risk tolerance among investors. In California, $2 billion in new tobacco settlement bonds was issued and another $5 billion is pending in Iowa. Nonetheless, we continue to like the relatively high, tax-free income and diversification that tobacco settlement bonds provide. Although the sector is exposed to fluctuations set in motion by litigation, among other factors, it is not as closely tied to economic growth as other sectors, such as industrial development bonds.

It is worth noting here that risk is a fundamental part of any investment. The concept of prudent risk underlies Putnam’s investment policies for all Putnam’s funds — even those designed to aggressively pursue income, such as your fund. For most of the past 18 months we have steered the fund to the conservative side because we felt that the potential risks associated with certain bonds were not adequately compensated by the potential rewards they might provide. Our defensive approach limited the fund’s participation as prices of the most risky bonds advanced more than issues that exposed investors’ capital to greater risks.

Airline-related industrial development bonds (IDBs) are a case in point. Considered one of the higher-risk sectors of the municipal bond market, airline-related IDBs were also among its strongest performers during the 2007 fiscal year. IDBs are issued by municipalities but backed by the credit of the institution benefiting from the financing. Investor perceptions about the backer’s stability, or that of its industry group, can affect the prices of these bonds more than the rating of the issuing municipality. Airline profits plunged after the terrorist attacks of September 2001 and several major carriers went into bankruptcy, but the industry began to rebound in 2006 as energy prices subsided and more people took to the air. Many investors aggressively pursued the attractive reward potential of airline IDBs, driving up the price of the bonds to levels we viewed as too high. Amid these gains, however, the fund’s underweight position in this sector hurt performance comparisons. The recent decline in prices of airline IDBs worked in our favor, and gave us opportunities to add to the fund’s holdings in bonds backed by some carriers that seemed strongest. During the period, the fund’s position in airline IDBs rose from significantly underweight to slightly underweight relative to its peer group.

We have continued to emphasize single-family housing bonds, which tend to perform well when interest rates are stable or expected to rise because homeowners are less likely to refinance. With the yield difference between lower- and higher-quality bonds so narrow, our analysts’ research has helped us identify single-family housing issues with relatively high ratings and attractive yields. We believe the issues we selected give us an opportunity to add to diversification while maintaining the fund’s income target without sacrificing quality.

Two health-care holdings that were pre-refunded during the year made a favorable contribution to your fund’s performance. Bonds issued by Chester County, Pennsylvania Health & Education Facilities for Jenners Pond Nursing Home were pre-refunded last November. In March, bonds issued by The Givens Estate, a nursing home in North Carolina, were also pre-refunded, reflecting a build-up in occupancy over the past 15 months. Pre-refundings occur when a municipality issues new bonds to raise funds to pay off an older issue. This money is then invested in a secure investment — usually U.S. Treasury securities — that matures at the older bond’s first call date. The secure backing has the effect of raising the bonds’ perceived credit rating, while the shorter effective maturity lowers its interest-rate risk. Since both these developments are favorable for investors, bond prices often rise after a pre-refunding, as occurred in both these cases.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we began the fund’s 2008 fiscal year, in August 2007, comments from Fed Chairman Ben Bernanke indicated that central bank policymakers anticipated moderate economic growth over the next several months, despite an ongoing drag from the lagging housing sector. Other expectations included a continuing deceleration of underlying inflation, although the risk that it may rise again remained present. However, on August 17, after the beginning of the fund’s 2008 fiscal year, the Fed made an unexpected announcement that it was prepared to act to address increasing risks to economic growth, and cut the discount rate, though not the more important federal funds rate. Against this backdrop, we continue to maintain a neutral duration strategy in the portfolio.

In our view, the rally among lower-rated, higher-yielding bonds, which has persisted over the past couple of years, may finally be winding down. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — remains near an all-time low. In fact, the higher-income advantage available to those willing to assume additional credit risk by investing in lower-rated bonds has diminished to the lowest level in over seven years. It has been our experience that when investor demand is this elevated, many high-yielding securities can become overpriced. We continue to believe that this is not the most opportune time to reach too far out in terms of bond maturity (i.e., extend duration by investing in securities with later final maturity dates) or too far down in quality in pursuit of higher income. Over the near term, we will focus on certain market sectors — notably, single-family housing and tobacco settlement bonds —where we believe the fund may benefit in an environment of moderating economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance Total return for periods ended 7/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.70%	6.51%	6.30%	6.30%	5.84%	5.84%	6.47%	6.31%

10 years	52.92	47.14	44.51	44.51	41.13	41.13	48.56	43.74
Annual average	4.34	3.94	3.75	3.75	3.51	3.51	4.04	3.69

5 years	28.96	24.13	25.07	23.07	23.87	23.87	27.02	22.85
Annual average	5.22	4.42	4.58	4.24	4.37	4.37	4.90	4.20

3 years	19.12	14.52	16.78	13.78	16.23	16.23	18.05	14.27
Annual average	6.01	4.62	5.31	4.40	5.14	5.14	5.69	4.55

1 year	4.26	0.43	3.67	–1.31	3.35	2.36	4.01	0.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

 A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 7/31/97 to 7/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,451 and $14,113, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,374 at public offering price.

Comparative index returns For periods ended 7/31/07

		Lipper High Yield
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.39%	6.79%

10 years	66.51	58.55
Annual average	5.23	4.70

5 years	24.63	31.28
Annual average	4.50	5.57

3 years	13.71	19.31
Annual average	4.38	6.05

1 year	4.27	4.38

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/07, there were 87, 77, 74, 43, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/07

Distributions	Class A		Class B	Class C		Class M

Number	13		13	13		13

Income[1]	$0.617474		$0.536097	$0.515888		$0.580864

Capital gains[2]	—		—	—		—

Total	$0.617474		$0.536097	$0.515888		$0.580864

Share value:	NAV	POP	NAV	NAV	NAV		POP

7/31/06	$12.95	$13.45	$12.97	$12.96	$12.95		$13.39

7/31/07	12.88	13.38	12.90	12.88	12.88		13.31

Current yield (end of period)
Current dividend rate[3]	4.78%	4.60%	4.15%	4.00%	4.50%		4.36%

Taxable equivalent[4]	7.35	7.08	6.38	6.15	6.92		6.71

Current 30-day SEC yield[5,6]	4.21	4.05	3.58	3.43	3.93		3.80

Taxable equivalent[4]	6.48	6.23	5.51	5.28	6.05		5.85

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

6 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.70%	6.52%	6.31%	6.31%	5.85%	5.85%	6.48%	6.32%

10 years	55.93	50.02	47.33	47.33	43.96	43.96	51.49	46.58
Annual average	4.54	4.14	3.95	3.95	3.71	3.71	4.24	3.90

5 years	28.62	23.80	24.75	22.75	23.71	23.71	26.75	22.61
Annual average	5.16	4.36	4.52	4.18	4.35	4.35	4.86	4.16

3 years	19.90	15.36	17.60	14.60	17.09	17.09	18.83	15.00
Annual average	6.24	4.88	5.55	4.65	5.40	5.40	5.92	4.77

1 year	4.81	0.95	4.23	–0.77	4.02	3.02	4.55	1.12

Fund’s annual operating expenses For the fiscal year ended 7/31/06

	Class A	Class B	Class C	Class M

Total annual fund operating expenses	0.82%	1.45%	1.60%	1.10%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from February 1, 2007, to July 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.09	$ 7.21	$ 7.96	$ 5.48

Ending value (after expenses)	$1,009.60	$1,006.80	$1,005.50	$1,008.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2007, use the calculation method below. To find the value of your investment on February 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.11	$ 7.25	$ 8.00	$ 5.51

Ending value (after expenses)	$1,020.73	$1,017.60	$1,016.86	$1,019.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund's annualized expense ratio*	0.82%	1.45%	1.60%	1.10%

Average annualized expense ratio for Lipper peer group†	0.84%	1.47%	1.62%	1.12%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Tax-Free High Yield Fund	10%	17%	21%	18%	29%

Lipper High Yield Municipal Debt Funds category average	36%	32%	33%	30%	30%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 7/31/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2007, and July 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/06.

Trustee and Putnam employee fund ownership

As of July 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$105,000	$ 92,000,000

Putnam employees	$399,000	$446,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust and Putnam Managed Municipal Income Trust.

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended July 31, 2007, Brad Libby and Thalia Meehan became Portfolio Members of your fund, and Portfolio Member Paul Drury became Portfolio Leader. These changes followed the departure of Portfolio Leader David Hamlin and Portfolio Member James St. John from your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 19th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High-Yield Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

62nd	48th	54th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 82, 77, and 70 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High-Yield Municipal Debt Funds category for the one-, five- and ten-year periods ended June 30, 2007 were 78%, 68%, 69%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 64th out of 82, 48th out of 70, and 30th out of 43 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the “fund”) at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2007

The fund’s portfolio 7/31/07

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage Association Collateralized
CIFG CIFG Assurance North America, Inc.	G.O. Bonds General Obligation Bonds
COP Certificate of Participation	MBIA MBIA Insurance Company
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	Q-SBLF Qualified School Board Loan Fund
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized	VRDN Variable Rate Demand Notes
FRB Floating Rate Bonds	XLCA XL Capital Assurance
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (97.5%)*

	Rating**	Principal amount	Value

Alabama (1.1%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. F, GNMA
Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	$3,000,000	$3,131,730
Jackson Cnty., Hlth. Care Auth. Rev. Bonds, 5.7s, 5/1/19	BB+	8,675,000	8,793,587
Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.),
Ser. A
6s, 8/1/35	B/P	500,000	510,745
6s, 8/1/25	B/P	1,700,000	1,747,736
			14,183,798

Arizona (1.7%)
AZ Hlth. Fac. Auth. Rev. Bonds (Bethesda Foundation), Ser. A,
6.4s, 8/15/27	BB-/P	1,500,000	1,516,410
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med.
Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	7,300,000	7,978,316
7 1/4s, 12/1/19	B+/P	500,000	538,255
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BB+/P	3,240,000	3,513,424
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BB+/P	2,395,000	2,564,374
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BB+/P	960,000	1,003,901
Navajo Cnty., Indl. Dev. Rev. Bonds (Stone Container Corp.), 7.2s, 6/1/27	B-/P	2,500,000	2,563,375
Phoenix, Indl. Dev. Auth. VRDN (Valley of the Sun YMCA), 3.70s, 1/1/31	A-1+	1,100,000	1,100,000
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon Cmnty. Learning
Ctr.), 5.05s, 6/1/25	BBB-	2,450,000	2,368,758
			23,146,813

Arkansas (1.4%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington Regl. Med.
Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa2	10,500,000	11,374,860
Independence Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.),
5s, 1/1/21	A-	1,500,000	1,517,340
Jefferson Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.),
4.6s, 10/1/17	A-	1,405,000	1,404,916
Springdale, Sales & Use Tax Rev. Bonds, FSA, 4 1/8s, 7/1/25	Aaa	2,500,000	2,500,000
Washington Cnty., Hosp. Rev. Bonds (Regl. Med. Ctr.), Ser. B,
5s, 2/1/25	Baa2	1,750,000	1,758,680
			18,555,796

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

California (11.4%)
ABAG Fin. Auth. COP (American Baptist Homes), Ser. A, 5.85s, 10/1/27	BBB-	$3,000,000	$3,047,700
Anaheim, Pub. Fin. Auth. Lease Rev. Bonds (Pub. Impt.), Ser. C,
FSA, zero %, 9/1/28	Aaa	6,000,000	2,203,200
Azusa, Cmnty. Fac. Dist. Special Tax Bonds (No. 05-1)
5s, 9/1/37	BB-/P	1,390,000	1,364,480
Ser. 05-1, Class 1, 4.8s, 9/1/19	BB-/P	1,005,000	985,121
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(CA-NV Methodist), 5s, 7/1/26	A+	1,000,000	1,015,770
(Stanford Hosp. & Clinics), Ser. A, 5s, 11/15/23	A2	5,000,000	5,118,700
CA Infrastructure & Econ. Dev. Bank Rev. Bonds
Ser. A, ACA, zero %, 12/1/24	A	2,000,000	789,080
(Cap. Appn.), Ser. A, ACA, zero %, 12/1/23	A	2,000,000	835,240
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5 1/4s, 2/1/37	Baa2	4,000,000	4,002,960
CA State G.O. Bonds, 4 1/2s, 8/1/30	A1	15,000,000	14,317,200
CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds (Citrus
Garden Apt. Project - D1), 5 1/4s, 7/1/22 #	A	1,000,000	1,022,680
Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds
(Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,830,000	1,805,588
5s, 9/2/30	BB+/P	1,730,000	1,704,310
4 3/4s, 9/2/18	BB+/P	485,000	478,409
Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB/P	2,000,000	2,084,620
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB/P	375,000	376,609
(No. 08-1 Otay Ranch Village Six), 6s, 9/1/33	BB/P	2,855,000	2,938,880
Commerce, Redev. Agcy. Rev. Bonds (Project 1), zero %, 8/1/21	BBB	1,500,000	653,655
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	31,900,000	350,900
Folsom, Special Tax Rev. Bonds (Cmnty. Facs. Dist. No. 10),
5 7/8s, 9/1/28 (Prerefunded)	BB/P	1,750,000	1,857,818
Foothill/Eastern Corridor Agcy. Rev. Bonds (CA Toll Roads),
5 3/4s, 1/15/40	Baa3	1,500,000	1,559,880
Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25	B-/P	4,218,000	3,912,237
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A, 5s, 6/1/45	A2	3,250,000	3,270,703
Ser. A-1, 5s, 6/1/33	BBB	5,000,000	4,670,050
Ser. A-1, 4 1/2s, 6/1/27	BBB	950,000	898,634
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(No. 00-18 Group 3), 5.55s, 9/2/26	BBB/P	995,000	1,020,721
(No. 03-19 Group 4), 5s, 9/2/29	BB+/P	705,000	697,534
(No. 03-19) 5s, 9/2/29	BB/P	1,775,000	1,753,878
(No. 03-19) 5s, 9/2/25	BB/P	1,350,000	1,342,008
Jurupa, Cmnty. Svcs. Dist. Special Tax (Dist. No. 19 Eastvale),
5s, 9/1/27	BB/P	1,000,000	982,680
Lammersville, School Dist. Cmnty. Fac. Special Tax (No. 2002
Mountain House), 5s, 9/1/26	BB/P	750,000	749,055
North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB-/P	350,000	341,030
Ser. D, 5s, 9/1/26	BBB-/P	1,100,000	1,089,286
Northstar, Cmnty. Svcs. Dist. Special Tax Bonds (Cmnty. Fac.
Dist. No. 1), 5s, 9/1/26	BB-/P	2,000,000	1,990,180
Oakley, Pub. Fin. Auth. Rev. Bonds
6s, 9/2/34	BB-/P	2,395,000	2,435,859
5 7/8s, 9/2/24	BB-/P	1,370,000	1,393,400
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 03-1 Ladera Ranch), Ser. A, 5.4s, 8/15/21	BBB/P	1,240,000	1,275,935
(No. 03-1 Ladera Ranch), Ser. A, 5.4s, 8/15/22	BBB/P	1,520,000	1,561,648
(No. 02-1 Ladera Ranch), Ser. A, 5.55s, 8/15/33	BBB/P	2,875,000	2,925,370

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

California continued
Orange Cnty., Local Trans. Auth. Sales Tax Rev. Bonds, 6.2s, 2/14/11	AA+	$11,200,000	$11,912,992
Poway, Unified School Dist. Cmnty. Facs. Special Tax Bonds
(Cmnty. Fac. Dist. No. 14-Del Sur), 5 1/8s, 9/1/26	BB-/P	2,200,000	2,200,704
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds (Eisenhower Med.
Ctr.), 5 7/8s, 7/1/26	A3	1,700,000	1,835,354
Rocklin, Unified School Dist. G.O. Bonds (Election of 2002),
FGIC, zero %, 8/1/21	Aaa	2,145,000	1,136,614
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1-Crocker), 6s, 9/1/33 (Prerefunded)	BB/P	1,500,000	1,610,040
(Dist. No. 1-Westpark), 5 1/4s, 9/1/19	BB/P	205,000	208,772
(Dist. No. 1-Westpark), 5 1/4s, 9/1/18	BB/P	125,000	127,718
(Dist. No. 1 -Westpark), 5 1/4s, 9/1/25	BB/P	3,810,000	3,849,815
(Dist. No. 1 Fiddyment), 5s, 9/1/23	BB/P	1,065,000	1,056,821
(Dist. No. 1 Fiddyment), 5s, 9/1/22	BB/P	1,035,000	1,027,382
Sacramento, Special Tax Rev. Bonds (North Natomas Cmnty. Fac.),
Ser. 97-01, 5.1s, 9/1/35	BB/P	1,520,000	1,522,614
Ser. 97-01, 5s, 9/1/29	BB/P	1,370,000	1,369,945
Ser. 97-01, 5s, 9/1/21	BB/P	1,320,000	1,326,983
Ser. 01-03, 6s, 9/1/28	BBB/P	700,000	731,339
San Diego, Assn. of Bay Area Governments Fin. Auth. For
Nonprofit Corps. Rev. Bonds (San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	1,100,000	1,165,692
San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac. Dist.
Special Tax (No. 6 Mission Bay South), Ser. A, 5.15s, 8/1/35	BB-/P	1,500,000	1,501,935
San Joaquin Hills, Trans. Corridor Agcy. Toll Rd. Rev. Bonds,
Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,503,465
Santa Monica, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. A, FGIC, zero %, 8/1/31	Aaa	1,000,000	316,690
Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev. Bonds (Impt.
Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	6,720,000	6,726,518
Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac. Dist. No. 1),
7 3/4s, 8/1/32	BB-/P	6,780,000	7,255,549
Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(Marketplace 94-1), zero %, 9/1/14	B/P	8,745,000	5,294,048
Union, Elementary School Dist. G.O. Bonds, Ser. B, FGIC, zero %, 9/1/26	Aaa	2,745,000	1,127,234
Vallejo, COP (Marine World Foundation)
7.2s, 2/1/26	BBB-/P	9,500,000	9,519,380
7s, 2/1/17	BBB-/P	6,840,000	6,853,064
Washington, Unified School Dist. Yolo Cnty., G.O. Bonds
(Election of 1999), Ser. B, MBIA
zero %, 8/1/31	Aaa	1,695,000	534,281
zero %, 8/1/28	Aaa	1,425,000	523,189
zero %, 8/1/27	Aaa	1,340,000	518,057
			153,579,203

Colorado (1.0%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	5,283,500
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB-/P	1,550,000	1,588,735
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	220,000	228,001
(Evangelical Lutheran), 5s, 6/1/29	A3	1,500,000	1,507,335
CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	755,000	808,152
Denver, City & Cnty. Special Fac. Arpt. Rev. Bonds
(United Airlines), Ser. A, 5 1/4s, 10/1/32	B	675,000	658,382
Larimer Cnty., G.O. Bonds (Poudre Impt. - School Dist. No. 1),
7s, 12/15/16	Aa3	3,000,000	3,631,800
			13,705,905

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Connecticut (1.1%)
CT State Dev. Auth. Rev. Bonds
(East Hills Woods), Ser. A, 7 3/4s, 11/1/17	B-/P	$4,388,679	$4,418,346
(Elm Park Baptist), 5s, 12/1/13	BBB+	1,000,000	1,008,560
(East Hills Woods), Ser. B, zero %, 3/1/21	B-/P	604,924	36,664
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care Rev. Bonds
(Elim Street Park Baptist, Inc.), 5.85s, 12/1/33	BBB+	2,000,000	2,076,800
CT State Dev. Auth. Poll. Control Rev. Bonds (Western MA),
Ser. A, 5.85s, 9/1/28	Baa2	7,000,000	7,251,160
			14,791,530

Delaware (0.4%)
DE St. Hlth. Fac. Auth. Rev. Bonds (Beebe Med. Ctr.), Ser. A,
5s, 6/1/24	Baa1	900,000	906,894
GMAC Muni. Mtge. Trust 144A sub. notes, Ser. A1-3, 5.3s, 10/31/39	A3	3,500,000	3,521,665
New Castle Cnty., Rev. Bonds (Newark Charter School, Inc.), 5s, 9/1/36	BBB-	600,000	585,600
			5,014,159

District of Columbia (0.4%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds, 6 1/4s, 5/15/24	Baa2	5,350,000	5,616,163

Florida (9.7%)
Aberdeen Cmnty., Dev. Dist. Special Assmt. Bonds,
5 1/2s, 5/1/36	BB-/P	4,700,000	4,735,861
Ser. 1, 5 1/4s, 11/1/15	BB-/P	1,400,000	1,384,222
Alachua Cnty., Hlth. Fac. Auth. Continuing Care VRDN (Oak
Hammock U.), Ser. A, 3.70s, 10/1/32	VMIG1	2,000,000	2,000,000
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds (Health
First, Inc.)
5s, 4/1/24	A2	2,500,000	2,549,125
5s, 4/1/16	A2	1,025,000	1,057,657
CFM Cmnty. Dev. Dist. Rev. Bonds
Ser. A, 6 1/4s, 5/1/35	BB-/P	3,830,000	4,028,509
Ser. B, 5 7/8s, 5/1/14	BB-/P	500,000	513,795
Clearwater Cay, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A,
5 1/2s, 5/1/37	BB-/P	4,300,000	4,296,474
Connerton West, Cmnty. Dev. Dist. Rev. Bonds, Ser. B, 5 1/8s,
5/1/16	BB-/P	1,255,000	1,241,233
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist Hosp. &
Baptist Manor), 5 1/8s, 10/1/19	Baa1	1,650,000	1,666,896
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds, Ser. B
5 1/8s, 11/1/09	BB/P	1,310,000	1,307,642
5s, 11/1/07	BB/P	10,000	9,998
FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, 5 3/4s, 1/1/37	Aa1	3,250,000	3,440,645
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, U.S. Govt. Coll.,
7 1/4s, 10/1/29 (Prerefunded)	AAA/F	1,000,000	1,118,260
Heritage Harbour Marketplace Cmnty., Dev. Dist. Special Assmt.,
5.6s, 5/1/36	BB-/P	2,565,000	2,588,803
Heritage Isle at Viera, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. B, 5s, 11/1/09	BB/P	880,000	874,412
5s, 11/1/13	BB/P	3,585,000	3,472,646
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31 (Prerefunded)	A1	3,000,000	3,269,040
Islands at Doral III, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. 04-A, 5.9s, 5/1/35	BB/P	3,980,000	4,080,734
Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev. Bonds (Gerdau
Ameristeel US, Inc.), 5.3s, 5/1/37	BB+	2,850,000	2,799,498

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Florida continued
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BBB-	$625,000	$607,869
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB-	3,000,000	2,952,570
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med.
Ctr.), Ser. A, 6.7s, 11/15/19	Ba1	2,000,000	2,176,260
Middle Village Cmnty. Dev. Dist. Special Assmt., Ser. A, 6s, 5/1/35	BB-/P	2,000,000	2,085,440
Myrtle Creek, Impt. Dist. Special Assmt. Bonds, Ser. A, 5.2s, 5/1/37	BB-/P	2,245,000	2,169,029
North Springs, Impt. Dist. Special Assmt. Rev. Bonds (Parkland
Golf Country Club), Ser. A-1, 5.45s, 5/1/26	BB-/P	1,900,000	1,888,790
Old Palm, Cmnty. Dev. Dist. Special Assmt. Bonds (Palm Beach
Gardens), Ser. A, 5.9s, 5/1/35	BB/P	975,000	1,003,051
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), U.S. Govt. Coll., 5 3/4s, 12/1/32
(Prerefunded)	A2	2,700,000	2,942,109
(Adventist Hlth. Syst.), 5 5/8s, 11/15/32 (Prerefunded)	A1	3,750,000	4,082,738
Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	BB-/P	2,700,000	2,718,036
Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	5,150,000	5,360,635
Riverwood Estates, Cmnty. Dev. Dist. Special Assmt. Bonds
Ser. A, 5.35s, 5/1/37	BB-/P	1,000,000	950,180
Ser. B, 5s, 5/1/13	BB-/P	2,000,000	1,975,320
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev. Bonds
(Village On The Isle), 5 1/2s, 1/1/27	BBB-/F	1,850,000	1,886,630
Six Mile Creek, Cmnty. Dev. Dist. Special Assmt., 5 7/8s, 5/1/38	BB-/P	5,000,000	5,029,700
South Bay, Cmnty. Dev. Dist. Rev. Bonds
Ser. B-2, 5 3/8s, 5/1/13	BB-/P	500,000	496,185
Ser. B-1, 5 1/8s, 11/1/09	BB-/P	2,090,000	2,088,161
South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5.7s, 5/1/35	BB-/P	2,920,000	2,949,580
Split Pine, Cmnty. Dev. Dist. Special Assmt., Ser. A, 5 1/4s, 5/1/39	BB-/P	4,750,000	4,378,930
Sweetwater Creek, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5 1/2s, 5/1/38	BB-/P	1,000,000	991,260
Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds (New Port),
Ser. A, 5 7/8s, 5/1/38	BB-/P	6,100,000	6,197,295
Tern Bay, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A,
5 3/8s, 5/1/37	BB-/P	2,350,000	2,257,199
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s, 5/1/37	BB-/P	2,450,000	2,407,052
Town Ctr. at Palm Coast Cmnty., Dev. Dist. Special Assmt., 6s, 5/1/36	BB-/P	1,950,000	2,009,670
Turnbull Creek Cmnty., Dev. Dist. Special Assmt.
5.8s, 5/1/35	BB-/P	1,945,000	1,983,900
5 1/4s, 5/1/37	BB-/P	1,000,000	949,500
Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap. Impt.),
Ser. A, 6 5/8s, 5/1/33	BBB-/P	940,000	996,221
Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds (Cmnty.
Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB-/P	1,030,000	1,012,933
Ser. B, 5s, 11/1/13	BB-/P	3,320,000	3,277,770
Waterstone, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. B,
5 1/2s, 5/1/18	B/P	1,500,000	1,481,925
Wentworth Estates, Cmnty. Dev. Dist. Special Assmt. Bonds
Ser. A, 5 5/8s, 5/1/37	BB-/P	2,000,000	2,024,200
Ser. B, 5 1/8s, 11/1/12	BB-/P	2,235,000	2,213,678
West Palm Beach, Cmty. Redev. Agcy. (Northwood - Pleasant), 5s, 3/1/25	A	980,000	1,001,217
Westchester Cmnty. Dev. Dist. No. 1 Special Assmt. (Cmnty.
Infrastructure), 6 1/8s, 5/1/35	BB-/P	2,250,000	2,344,838
World Commerce Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1
Ser. A-1, 6 1/2s, 5/1/36	BB/P	1,950,000	2,055,086
Ser. A-1, 6 1/4s, 5/1/22	BB-/P	1,735,000	1,817,100
5 1/2s, 5/1/38	BB-/P	2,000,000	1,947,760
			131,145,267

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Georgia (1.9%)
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds (Pacific Corp.),
6 1/2s, 6/1/31	B2	$3,400,000	$3,578,058
Forsyth Cnty., Hosp. Auth. Rev. Bonds (GA Baptist Hlth. Care
Syst.), U.S. Govt. Coll., 6 3/8s, 10/1/28 (Prerefunded)	AAA	6,000,000	7,266,120
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	B+/P	800,000	831,480
(First Mtge. - Lenbrook), Ser. A, 5s, 7/1/17	B/P	2,740,000	2,731,396
Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor Green Island),
5 1/4s, 7/1/27	B+/P	1,425,000	1,399,051
Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev. Bonds (Visay
Paper, Inc.)
7 1/2s, 1/1/26	B+/P	8,475,000	8,518,816
7.4s, 1/1/16	B+/P	1,465,000	1,472,574
			25,797,495

Idaho (0.1%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2,
FHA Insd., 5.15s, 7/1/29	Aaa	1,170,000	1,174,540

Illinois (1.3%)
Bedford Pk., Village Rev. Bonds (Hotel/Motel Tax), Ser. A, 4.9s, 12/1/23	Baa1	3,085,000	3,084,784
Chicago, Special Assmt. Bonds (Lake Shore East), 6 3/4s, 12/1/32	BB/P	1,500,000	1,608,615
Chicago, Board of Ed. VRDN, Ser. D-2, CIFG, 3.74s, 3/1/36	VMIG1	1,000,000	1,000,000
Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds
(Monarch Landing), 5 5/8s, 3/1/36	BB-/P	900,000	922,401
IL Fin. Auth. Rev. Bonds (Landing At Plymouth Place), Ser. A,
6s, 5/15/25	B+/P	1,550,000	1,617,518
IL Fin. Auth. Solid Waste Disposal (Waste Mgmt., Inc.), Ser. A,
5.05s, 8/1/29	BBB	500,000	486,410
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12	CCC/P	195,635	175,862
(Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	956,414	867,678
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33	B/P	1,000,000	1,074,470
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	A2	6,000,000	6,262,200
			17,099,938

Indiana (0.9%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/28	BBB-/F	1,500,000	1,494,465
Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.),
5.1s, 1/15/17	Baa2	10,000,000	10,256,100
			11,750,565

Iowa (3.1%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D, GNMA
Coll., FNMA Coll., 5s, 1/1/36	Aaa	3,505,000	3,574,224
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	13,850,000	16,635,374
Ser. A, 5 1/4s, 7/1/18	BBB-	2,500,000	2,577,025
Ser. A, 5 1/4s, 7/1/17	BBB-	3,900,000	4,040,166
IA Fin. Auth. Retirement Cmnty. Rev. Bonds (Friendship Haven),
Ser. A, 6s, 11/15/24	BB/P	300,000	304,431
IA State Higher Ed. Loan Auth. Rev. Bonds (Wartburg), Ser. A
5s, 10/1/21	BBB-/F	730,000	745,469
5s, 10/1/20	BBB-/F	1,270,000	1,298,956
Marion Hlth. Care Fac. Rev. Bonds (First Mtg.), Ser. IA, 1.76s,
1/1/29	B+/P	45,000	50,305

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Iowa continued
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	$3,000,000	$2,953,140
Ser. B, zero %, 6/1/34	BBB	9,000,000	9,132,840
			41,311,930

Kansas (0.5%)
Lenexa, Hlth. Care Fac. Rev. Bonds,
(LakeView Village), Ser. C, 6 7/8s, 5/15/32 (Prerefunded)	BBB-	2,250,000	2,555,955
5 1/2s, 5/15/39	BBB-	3,500,000	3,552,605
			6,108,560

Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First Mtg.), Ser. IA,
6 1/2s, 1/1/29	B+/P	260,000	290,651
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth.
Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	4,915,000	5,372,832
6 5/8s, 10/1/28	A-/F	1,365,000	1,454,271
KY Econ. Dev. Fin. Auth. Hosp. Fac. VRDN (Baptist Hlth. Care),
Ser. C, 3.69s, 8/15/31	VMIG1	1,200,000	1,200,000
			8,317,754

Louisiana (1.8%)
De Soto Parish, Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A,
5s, 11/1/18	BBB	3,235,000	3,180,167
LA Hlth. Ed. Auth. Rev. Bonds (Lambert House), Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	3,045,300
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (St. James
Place), Ser. A, 7s, 11/1/20	B-/P	8,828,000	9,001,294
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.), Ser. A,
5 1/8s, 6/1/37	Baa1	4,000,000	3,996,680
Tangipahoa Parish Hosp. Svcs. Rev. Bonds (North Oaks Med. Ctr.),
Ser. A, 5s, 2/1/25	A	900,000	908,955
W. Feliciana Parish, Poll. Control Rev. Bonds (Entergy Gulf
States), Ser. B, 6.6s, 9/1/28	BBB-	4,000,000	4,002,520
			24,134,916

Maine (0.4%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.),
6 7/8s, 10/1/26	Ba3	5,500,000	5,972,670

Maryland (2.1%)
Baltimore Cnty., Rev. Bonds
(Oak Crest Village, Inc.), Ser. A, 5s, 1/1/27	BBB+	2,000,000	1,997,440
(Oak Crest Village, Inc. Fac.), Ser. A, 5s, 1/1/22	BBB+	900,000	908,712
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt. Coll., 8s, 5/15/29
(Prerefunded)	AAA	5,000,000	5,657,150
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Mercy Ridge), Ser. A, 6s, 4/1/35 (Prerefunded)	BBB+	2,000,000	2,221,000
(Medstar Hlth.), 5 1/2s, 8/15/33	A3	1,500,000	1,552,065
(Medstar Hlth.), 5 3/8s, 8/15/24	A3	2,000,000	2,084,880
(Edenwald), Ser. A, 5.2s, 1/1/24	BB/P	300,000	305,553
(Edenwald), Ser. A, 5.2s, 1/1/20	BB/P	350,000	357,238
(Edenwald), Ser. A, 5 1/8s, 1/1/19	BB/P	100,000	101,894
(King Farm Presbyterian Cmnty.), Ser. B, 4 3/4s, 1/1/13	B/P	4,435,000	4,389,009
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds (Our Lady
of Good Counsel School), Ser. A, 6s, 5/1/35	B/P	600,000	634,140

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Maryland continued
MuniMae Tax Exempt Bond Subsidiary, LLC Rev. Bonds, Ser. A-2,
4.9s, 6/30/49	A3	$2,000,000	$2,011,880
Westminster, Econ. Dev. Rev. Bonds (Carroll Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	3,400,000	3,546,778
6s, 5/1/24	BB/P	2,000,000	2,063,460
Westminster, Ed Fac. Rev. Bonds (McDaniel College, Inc.), 5s, 11/1/21	BBB+	1,000,000	1,027,500
			28,858,699

Massachusetts (4.2%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell College), 6 3/4s, 7/1/31 (Prerefunded)	BB+/P	4,635,000	5,194,768
(Lasell College), 6 3/4s, 7/1/31	BB+/P	395,000	410,052
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/27	BB/P	2,645,000	2,667,508
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	BBB-/P	7,815,000	9,304,930
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	6,000,000	6,454,920
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30 (Prerefunded)	BBB+/F	4,815,000	5,185,850
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	9,750,000	10,412,902
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	4,400,000	4,689,255
(Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31	A	7,200,000	7,668,720
(Caritas Christi Oblig. Group), Ser. A, 5 1/4s, 7/1/08	BBB	2,630,000	2,640,546
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	1,800,000	1,782,953
MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge. Stone
Institution & Newton), 7.9s, 1/1/24	BB-/P	750,000	754,553
			57,166,957

Michigan (2.6%)
Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds (Glacier
Hills, Inc.), State & Local Govt. Coll., 8 3/8s, 1/15/19 (Prerefunded)	AAA	2,299,000	2,833,908
Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds, 5 3/4s, 6/1/16	BBB	7,000,000	7,243,390
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	2,350,000	2,426,399
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	1,595,000	1,617,314
(Garden City Hosp.), Ser. A, 5 5/8s, 9/1/10	Ba1	725,000	736,615
(Garden City Hosp.), Ser. A, 5 5/8s, 9/1/10 (Prerefunded)	Ba1	635,000	653,339
Kentwood, Economic Dev. Rev. Bonds (Holland Home), Ser. A, 5s, 11/15/22	BB-/P	1,000,000	997,810
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	2,500,000	2,605,025
(Hosp. Sparrow), 5s, 11/15/24	A1	225,000	228,056
(Hosp. Sparrow), 5s, 11/15/23	A1	535,000	543,132
Ser. A, 4 3/4s, 4/15/31	A1	3,000,000	2,860,290
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	4,000,000	3,982,160
MI State Strategic Fund Solid Waste Disp. Rev. Bonds
(Genesee Pwr. Station), 7 1/2s, 1/1/21	B/P	2,700,000	2,714,688
(SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	5,051,950
MI State U. VRDN, Ser. A, 3.66s, 8/15/32	VMIG1	1,000,000	1,000,000
Whitmore Lake, Pub. School Dist. G.O. Bonds, FGIC, Q-SBLF, 5s, 5/1/28	Aaa	140,000	144,572
			35,638,648

Minnesota (1.0%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.), 4.95s, 7/1/22	A-	6,605,000	6,646,942
Inver Grove Heights, Nursing Home Rev. Bonds (Presbyterian Homes Care)
5 1/2s, 10/1/41	B/P	1,000,000	993,810
5 3/8s, 10/1/26	B/P	250,000	249,240
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.)
Ser. H, 5s, 1/1/36	Aa1	1,765,000	1,796,046
Ser. B, 5s, 7/1/34	AA+	850,000	866,575

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Minnesota continued
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds (Good Shepherd
Lutheran Home), 6s, 1/1/34	B+/P	$800,000	$814,408
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s,
11/15/25	Baa3	1,250,000	1,355,338
St. Paul, Port Auth. Lease Rev. Bonds (Regions Hosp. Pkg. Ramp), Ser. 1
5s, 8/1/36	BBB-/P	275,000	267,614
5s, 8/1/21	BBB-/P	950,000	951,359
			13,941,332

Mississippi (0.9%)
Lowndes Cnty., Solid Waste Disp. & Poll. Control Rev. Bonds
(Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	715,000	844,265
Ser. B, 6.7s, 4/1/22	Baa2	2,500,000	2,926,275
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	2,000,000	2,002,260
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	4,000,000	4,096,520
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	1,285,000	1,326,878
MS Hosp. Equip. & Fac. Auth. Rev. Bonds (Hosp. South Central),
5 1/4s, 12/1/21	BBB+	500,000	506,960
			11,703,158

Missouri (1.8%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (St. Francis Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	3,000,000	3,128,670
5 1/2s, 6/1/27	A+	3,250,000	3,391,083
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (First Mtg.
Bishop Spencer), Ser. A, 6 1/4s, 1/1/24	BB-/P	2,000,000	2,093,880
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC Hlth. Syst.),
5 1/4s, 5/15/32	Aa2	2,500,000	2,568,750
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth. Syst.), AMBAC,
3.74s, 6/1/22	VMIG1	995,000	995,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Home Ownership Loan), Ser. A-1, GNMA Coll., FNMA
Coll., 6 3/4s, 3/1/34	AAA	990,000	1,026,848
(Single Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA Coll., 6 1/2s, 9/1/29	AAA	1,280,000	1,328,845
(Single Fam.), Ser. E-1, GNMA Coll., FNMA Coll., 6.45s, 9/1/29	AAA	450,000	472,788
(Single Fam. Homeowner Loan), Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	2,435,000	2,472,256
(Single Fam. Home Ownership Loan), Ser. B, GNMA Coll., FNMA
Coll., 5.8s, 9/1/35	AAA	5,140,000	5,417,611
(Single Fam. Homeowner Loan), Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	900,000	940,284
			23,836,015

Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St. Johns Lutheran),
Ser. A, 6s, 5/15/25	B+/P	750,000	777,885
MT State Board Inv. Exempt Fac. Rev. Bonds (Still Water Mining
Project), 8s, 7/1/20	B3	750,000	782,933
			1,560,818

Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	D/P	123,433	34,561
(Brookhaven), zero %, 9/1/12	D/P	1,582,934	19,787
			54,348

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Nevada (2.4%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Dist. No. 142), 6 3/8s, 8/1/23	BB/P	$990,000	$1,024,749
(Summerlin No. 151), 5s, 8/1/20	BB/P	340,000	342,958
(Summerlin No. 151), 5s, 8/1/19	BB/P	1,150,000	1,162,167
(Summerlin No. 151), 5s, 8/1/18	BB/P	1,115,000	1,130,298
(Summerlin No. 151), 5s, 8/1/17	BB/P	1,320,000	1,340,605
(Summerlin No. 151), 5s, 8/1/25	BB/P	305,000	306,818
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.
Project), Ser. C, 5.45s, 3/1/38	Baa3	5,350,000	5,520,826
Clark Cnty., Local Impt. Dist. Special Assmt. Bonds (No. 142),
6.1s, 8/1/18	BB/P	1,485,000	1,536,203
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-14), 5.8s, 3/1/23	BB/P	3,805,000	3,921,433
(No. T-14), 5.55s, 3/1/17	BB/P	2,270,000	2,339,076
(No. T-16), 5 1/8s, 3/1/25	BB/P	500,000	497,400
(No. T-16), 5.1s, 3/1/21	BB/P	1,250,000	1,251,900
(No. T-17), 5s, 9/1/25	BB/P	820,000	796,220
(No. T-18), 5s, 9/1/16	BB-/P	375,000	374,985
(No. T-18), 5s, 9/1/15	BB-/P	2,295,000	2,302,482
(No. T-18), 5s, 9/1/14	BB-/P	2,330,000	2,343,700
(No. T-16), 4.8s, 3/1/15	BB/P	1,795,000	1,790,423
(No. T-16), 5s, 3/1/20	BB/P	1,000,000	998,110
Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB/P	985,000	1,015,634
(Dist. No. 607), 5.9s, 6/1/18	BB/P	195,000	201,035
(Dist. No. 607), 5.9s, 6/1/17	BB/P	1,475,000	1,520,799
Las Vegas, Special Impt. Dist. Rev. Bonds (No. 809 - Summerlin
Area), 5.65s, 6/1/23	BB/P	800,000	822,928
			32,540,749

New Hampshire (1.9%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds (Rivermead at
Peterborough), 5 3/4s, 7/1/28	BB/P	6,000,000	6,047,520
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington at Nashua),
Ser. A, 6 7/8s, 5/1/33	BB-/P	2,200,000	2,352,614
NH State Bus. Fin. Auth. Rev. Bonds
(Alice Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29 (Prerefunded)	AAA/P	3,000,000	3,252,480
(Proctor Academy), Ser. A, 5.6s, 6/1/28	Baa3	3,550,000	3,599,700
NH State Bus. Fin. Auth. Poll Control Rev. Bonds (Pub. Svc. Co.),
Ser. D, 6s, 5/1/21	Baa1	7,000,000	7,225,050
NH State Bus. Fin. Auth. Poll. Control & Solid Waste Rev. Bonds
(Crown Paper Co.), 7 3/4s, 1/1/22 (In default) †	D/P	8,551,027	86
NH State Hsg. Fin. Auth. Single Family Rev. Bonds (Mtge.
Acquisition), Ser. C, 5.85s, 1/1/35	Aa2	2,630,000	2,730,282
			25,207,732

New Jersey (4.8%)
NJ Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	9,200,000	9,343,152
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s, 11/1/31	BB/P	500,000	521,495
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	3,000,000	3,133,020
(First Mtge. Presbyterian Home), Ser. A, 6 1/4s, 11/1/20	BB/P	500,000	520,985
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	820,312
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	9,000,000	9,305,460
(Seabrook Village), 5 1/4s, 11/15/26	BB-/P	1,000,000	1,006,490

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

New Jersey continued
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19 (Prerefunded)	Aaa	$6,000,000	$7,204,680
(South Jersey Hosp.), 6s, 7/1/12	Baa1	5,000,000	5,199,800
NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Aaa	19,000,000	8,537,270
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	AAA	2,000,000	2,293,320
6 1/4s, 6/1/43 (Prerefunded)	AAA	1,535,000	1,720,474
6s, 6/1/37 (Prerefunded)	AAA	6,260,000	6,841,679
Ser. 1A, 4 1/2s, 6/1/23	BBB	9,070,000	8,702,121
			65,150,258

New Mexico (0.9%)
Farmington, Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20	Baa3	5,500,000	5,633,045
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	1,200,000	1,163,184
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll., FHLMC Coll., 6.1s, 7/1/29	AAA	815,000	821,316
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll., 5.85s, 1/1/37	AAA	1,135,000	1,206,721
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll., 5.82s, 9/1/33	AAA	1,570,000	1,623,710
Ser. D-2, GNMA Coll., FNMA Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	1,935,000	1,972,926
			12,420,902

New York (5.5%)
Albany, Indl. Dev. Agcy. Rev. Bonds (Charitable Leadership),
Ser. A, 5 3/4s, 7/1/26	Ba2	2,000,000	2,058,340
Huntington, Hsg. Auth. Rev. Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/39	B+/P	1,250,000	1,258,175
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. C, 5 5/8s, 11/15/24	Baa2	450,000	463,932
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. B, 6 3/4s, 3/1/15	B-/P	2,300,000	2,433,446
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B-/P	3,875,000	4,071,966
(Brooklyn Navy Yard Cogen. Partners), 5.65s, 10/1/28	BBB-	3,250,000	3,297,548
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Brooklyn
Polytech. U. Project J), 6 1/8s, 11/1/30 (Prerefunded)	BB+	500,000	540,040
NY City, Indl. Dev. Agcy. Special Fac. FRB (American Airlines -
JFK Intl. Arpt.), 7 5/8s, 8/1/25	B	1,500,000	1,762,215
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B	1,450,000	1,643,590
(American Airlines - JFK Intl. Arpt.), 7 1/2s, 8/1/16	B	15,240,000	17,414,138
(American Airlines - JFK Intl. Arpt.), 7 1/8s, 8/1/11	B	4,500,000	4,730,580
(British Airways PLC), 5 1/4s, 12/1/32	BB+	2,325,000	2,273,850
(Jetblue Airways Corp.), 5s, 5/15/20	B	675,000	647,838
NY City, State Dorm. Auth. Lease Rev. Bonds (Court Fac.), 6s,
5/15/39 (Prerefunded)	AA-	2,800,000	2,992,416
NY State Dorm. Auth. Rev. Bonds
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	1,500,000	1,498,515
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Baa1	1,940,000	1,960,060
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds
(Brooklyn Union Gas), 6.952s, 7/1/26	A+	1,800,000	1,839,402
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St. Elizabeth Med.),
Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,519,545
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay
Paperboard, LLC), 7s, 11/1/30 (acquired 12/9/98,
cost $8,900,000) ‡	BB/P	8,900,000	9,209,631
Port Auth. NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. - 3rd Installment), 7s, 10/1/07	BB+/P	300,000	301,005
(Kennedy Intl. Arpt. - 4th Installment), 6 3/4s, 10/1/11	BB+/P	2,500,000	2,531,325

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

New York continued
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Peconic Landings),
Ser. A, 8s, 10/1/20	BB-/P	$4,000,000	$4,344,960
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B-/P	3,675,000	3,887,636
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	1,000,000	1,084,160
			73,764,313

North Carolina (1.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C
5 3/8s, 1/1/17	Baa2	7,500,000	7,885,275
5 3/8s, 1/1/16	Baa2	1,000,000	1,053,830
5.3s, 1/1/15	Baa2	2,000,000	2,105,420
NC Hsg. Fin. Agcy. Rev. Bonds (Homeownership), Ser. 26, Class A,
5 1/2s, 1/1/38	Aa2	1,000,000	1,047,270
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(First Mtge. - Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	4,250,000	4,303,338
(Pines at Davidson), Ser. A, 5s, 1/1/17	A-/F	980,000	1,009,802
(Pines at Davidson), Ser. A, 5s, 1/1/14	A-/F	940,000	969,055
(Pines at Davidson), Ser. A, 5s, 1/1/13	A-/F	895,000	921,009
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge. Givens Estates), Ser. A, 6 1/2s, 7/1/32 (Prerefunded)	BB-/P	4,500,000	5,132,655
(First Mtge. United Methodist), Ser. C, 5 1/2s, 10/1/32	BB+/P	1,600,000	1,625,088
(First Mtge. United Methodist), Ser. C, 5 1/4s, 10/1/24	BB+/P	200,000	201,436
			26,254,178

North Dakota (0.1%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.), Ser. D, 5.95s, 7/1/19	Aa1	895,000	896,477

Ohio (2.2%)
Coshocton Cnty., Env. 144A Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/8s, 8/1/13	B-/P	1,600,000	1,589,008
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/15	Aa3	4,500,000	4,922,370
OH State Env. Impt. Rev. Bonds (USX Corp.), 5 5/8s, 5/1/29	Baa1	750,000	781,568
OH State Higher Edl. Fac. Mandatory Put Bonds (Kenyon College)
4.95s, 7/1/15	A+	2,500,000	2,614,725
4.85s, 7/1/14	A1	5,000,000	5,186,950
4.7s, 7/1/13	A+	5,000,000	5,134,750
OH State Wtr. Dev. Auth. Poll. Control Fac. Rev. Bonds, 6.1s, 8/1/20	Baa2	6,000,000	6,172,740
OH State Wtr. Dev. Auth. Solid Waste Disp. Rev. Bonds
(Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20	BB+/P	1,200,000	1,217,604
(Allied Waste N.A. Inc.), Ser. A, 5.15s, 7/15/15	B+	2,600,000	2,593,214
			30,212,929

Oklahoma (0.6%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	3,075,000	3,215,343
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. D-2, GNMA Coll., FNMA Coll., 7.1s, 9/1/26	Aaa	645,000	658,751
(Homeownership Loan), Ser. C-2, GNMA Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	1,620,000	1,683,909
(Homeownership Loan), Ser. B, 5.35s, 3/1/35	Aaa	2,010,000	2,075,285
			7,633,288

Oregon (1.0%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB-/P	8,900,000	9,233,572
OR State G.O. Bonds (Veterans Welfare), Ser. 81, 5 1/4s, 10/1/42	Aa3	2,000,000	2,040,780
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Fam.
Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	1,780,000	1,828,861
			13,103,213

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Pennsylvania (5.4%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15 (Prerefunded)	AAA	$6,255,000	$7,186,870
(Hlth. Syst.-West PA), Ser. A, 5s, 11/15/28	Ba2	6,540,000	6,116,730
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt.), 5 1/2s, 11/1/16	Baa3	2,805,000	2,950,186
(Env. Impt. USX Corp.), 4 3/4s, 12/1/32	Baa1	1,000,000	1,025,820
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	3,840,000	4,027,085
5.1s, 1/1/12	BB/P	600,000	600,203
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek
Partners), 6.65s, 5/1/10	BBB-	6,255,000	6,409,749
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds (Jenners
Pond, Inc.)
7 5/8s, 7/1/34 (Prerefunded)	AAA/P	1,700,000	2,006,900
7 1/4s, 7/1/24 (Prerefunded)	AAA/P	1,725,000	2,007,778
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.), 5 1/2s,
3/15/26 (Prerefunded)	AA-	1,500,000	1,630,275
Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant View
Retirement), Ser. A, 5 1/8s, 12/15/20	BB-/P	1,000,000	998,500
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. - Bethlehem), 5 3/8s, 8/15/33 (Prerefunded)	Baa1	5,250,000	5,645,115
(Lehigh Valley Hosp. Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	3,860,000	3,912,148
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds
(Whitemarsh Cont Care), 6 1/4s, 2/1/35	B-/P	2,400,000	2,510,831
New Morgan, Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (New
Morgan Landfill Co., Inc.), 6 1/2s, 4/1/19	BB-	1,750,000	1,753,972
PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds
(Northampton Generating), Ser. A, 6 1/2s, 1/1/13	B+	3,000,000	3,014,070
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,553,130
(Philadelphia U.), 5s, 6/1/30	Baa2	1,300,000	1,304,928
PA State Pub. School Bldg. Auth. Rev. Bonds (Wattsburg Area
School), MBIA, zero %, 5/15/27	Aaa	2,150,000	854,323
Philadelphia, Auth. for Indl. Dev. VRDN (Fox Chase Cancer Ctr.),
3.68s, 7/1/25	A-1+	3,300,000	3,300,000
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate
Hlth. Syst. Oblig. Group), 7 1/4s, 7/1/18 (In default) †	D/P	4,832,819	9,666
Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.), Ser. A,
5 7/8s, 12/1/31	A	625,000	659,025
Scranton, G.O. Bonds, Ser. C
7.1s, 9/1/31 (Prerefunded)	AAA/P	3,060,000	3,429,433
7s, 9/1/22 (Prerefunded)	AAA/P	1,000,000	1,116,990
WA Cnty., G.O. Bonds, Ser. A, MBIA, zero %, 9/1/31	Aaa	1,500,000	480,990
Washington Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(First Mtge. AHF/Central), 7 3/4s, 1/1/29	B/P	1,245,000	1,412,066
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27 (Prerefunded)	BBB+	2,500,000	2,711,925
West Shore, Area Hosp. Auth. Rev. Bonds (Holy Spirit Hosp.),
6 1/4s, 1/1/32	BBB	2,000,000	2,099,380
York Cnty., Indl. Dev. Auth. Rev. Bonds (PSEG Power, LLC),
Ser. A, 5 1/2s, 9/1/20	Baa1	2,000,000	2,080,460
			72,808,548

Puerto Rico (1.0%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. K, 5s, 7/1/21	BBB+	5,500,000	5,692,225
PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
(Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	7,400,000	7,934,945
			13,627,170

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Rhode Island (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A
6 1/4s, 6/1/42	BBB	$1,310,000	$1,371,924
6 1/8s, 6/1/32	BBB	1,465,000	1,534,793
			2,906,717

South Carolina (3.4%)
Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds
Ser. A, FGIC, 6 1/2s, 1/1/16 (Prerefunded)	Aaa	3,080,000	3,618,013
Ser. A, FGIC, 6 1/2s, 1/1/16 (Prerefunded)	Aaa	630,000	733,212
(Unrefunded Balance 2004), Ser. A, FGIC, 6 1/2s, 1/1/16	Aaa	2,410,000	2,816,012
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32
(Prerefunded)	Aaa	5,750,000	6,435,515
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds, Ser. A-2, AMBAC, 5s, 7/1/35	Aaa	2,590,000	2,639,520
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	BBB+/F	3,800,000	4,280,623
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34 (Prerefunded)	Baa1	2,670,000	3,003,510
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34 (Prerefunded)	Baa1	330,000	371,220
(Palmetto Hlth.), Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	4,450,000	4,917,695
(Palmetto Hlth.), Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	550,000	607,805
SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds, Ser. B,
6 3/8s, 5/15/30	BBB	9,000,000	10,065,240
6 3/8s, 5/15/28	BBB	6,000,000	6,338,880
			45,827,245

South Dakota (0.4%)
SD Edl. Enhancement Funding Corp. SD Tobaccco Rev. Bonds,
Ser. B, 6 1/2s, 6/1/32	BBB	3,550,000	3,798,855
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds (Sioux Valley Hosp.
& Hlth. Syst.), Ser. A, 5 1/2s, 11/1/31	AA-	1,230,000	1,286,653
			5,085,508

Tennessee (1.3%)
Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds (Hosp. Ref. &
Impt.), Ser. B, 8s, 7/1/33	Baa1	4,000,000	4,604,680
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
(Mountain States Hlth. First Mtge.), Ser. A, 7 1/2s, 7/1/33	Baa1	6,500,000	7,423,130
(Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25	Baa1	3,000,000	3,438,900
Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.05s, 9/1/12	Baa2	500,000	516,695
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev. Bonds
(Wellmont Hlth. Syst.), Ser. C
5s, 9/1/22	BBB+	420,000	418,223
5s, 9/1/19	BBB+	1,460,000	1,466,293
			17,867,921

Texas (5.1%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist
Retirement), Ser. A
7s, 11/15/33	BB-/P	2,500,000	2,678,700
5.9s, 11/15/25	BB-/P	6,850,000	6,895,895
Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds (American
Opty-Waterford), Ser. A1, 7s, 12/1/36	Baa2	4,500,000	4,809,555
Brazoria Cnty., Brazos River Harbor Naval Dist. Rev. Bonds (Dow
Chemical Co.), Ser. B-2, 4.95s, 5/15/33	A3	2,500,000	2,467,550
Crawford Ed. Fac. Rev. Bonds (U. St. Thomas), 5 3/8s, 10/1/27	BBB+	3,985,000	4,057,407
Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds, Ser. A,
PSFG, 5s, 2/15/29	Aaa	5,000,000	5,134,400

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Texas continued
Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds (Wesleyan U.),
Ser. A, 6s, 10/1/12	Ba2	$1,720,000	$1,722,391
Houston, Arpt. Syst. Rev. Bonds
(Special Fac. - Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B3	7,000,000	7,423,640
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	3,000,000	3,054,990
Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. A, FSA, zero %,
12/1/27 (Prerefunded)	Aaa	1,520,000	591,174
Mission, Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Allied
Waste N.A. Inc.), Ser. A, 5.2s, 4/1/18	B+	1,000,000	987,900
North East Indpt. School Dist. G.O. Bonds, PSFG, 5s, 8/1/29	Aaa	2,960,000	3,044,390
Richardson, Indpt. School Dist. G.O. Bonds, PSFG, zero %, 2/15/20	Aaa	3,700,000	2,095,014
Round Rock, Hotel Occupancy Tax Rev. Bonds (Convention Ctr.
Complex), 5.85s, 12/1/24 (Prerefunded)	BBB/P	5,265,000	5,499,398
Sabine River Auth. Rev. Bonds (TXU Electric), Ser. C, 5.2s, 5/1/28	Baa2	1,000,000	984,950
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	8,000,000	8,359,360
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Northwest Sr. Hsg. Edgemere), Ser. A, 5 3/4s, 11/15/16	BB-/P	775,000	812,983
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev.
Bonds (Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/27	A-	3,000,000	3,088,680
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.), 6s, 7/1/25	Baa3	4,945,000	5,079,553
TX State Tpk. Auth. Central TX Rev. Bonds, Ser. A, AMBAC,
zero %, 8/15/26	Aaa	1,150,000	475,882
			69,263,812

Utah (0.3%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds (Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	B+/P	1,000,000	1,009,660
7.45s, 7/1/17	B+/P	600,000	612,828
Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev. Bonds
(Union Pacific), Ser. A, 5.7s, 11/1/26	Baa2	3,000,000	3,090,270
			4,712,758

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	880,000	893,121
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,315,000	1,337,250
			2,230,371

Virginia (2.3%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury), 5s, 1/1/24	B+/P	1,000,000	995,520
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	5,250,000	5,531,610
6 1/2s, 6/1/22	BB+/P	3,000,000	3,156,510
Hopewell, Indl. Dev. Auth. Env. Impt. Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/4s, 6/1/15	B-/P	2,000,000	1,993,500
James Cnty., Indl. Dev. Auth. Rev. Bonds (Williamsburg), Ser. A,
6 1/8s, 3/1/32	BB-/P	2,500,000	2,636,775
Peninsula Ports Auth. Rev. Bonds (VA Baptist Homes), Ser. A,
7 3/8s, 12/1/32 (Prerefunded)	AAA	4,000,000	4,745,360
Suffolk, Redev. & Hsg. Auth. Rev. Bonds (Beach-Oxford Apts.)
6 1/4s, 10/1/33	BB-/P	5,510,000	5,565,816
6.1s, 4/1/26	BB-/P	5,000,000	5,047,750
Winchester, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury), Ser. A
5.3s, 1/1/35	BB/P	1,000,000	1,008,480
5.2s, 1/1/27	BB/P	300,000	302,370
			30,983,691

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Washington (2.5%)
Everett, Pub. Fac. Dist. Ltd. Sales Tax & Interlocal Rev. Bonds, Ser. A
5s, 12/1/23	A	$475,000	$492,034
5s, 12/1/21	A	915,000	950,099
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	6,250,000	6,715,000
6 1/2s, 6/1/26	BBB	10,715,000	11,473,836
WA State G.O. Bonds, Ser. E, XLCA
zero %, 12/1/26	Aaa	2,340,000	940,867
zero %, 12/1/25	Aaa	1,855,000	784,665
WA State Hsg. Fin. Comm. Rev. Bonds (Single Fam.), Ser. 3A, GNMA
Coll., FNMA Coll., 4.15s, 12/1/25	Aaa	2,455,000	2,423,380
WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear No. 3),
Ser. B, MBIA, 7 1/8s, 7/1/16	Aaa	5,000,000	6,069,300
Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds (Healtheast),
5 1/2s, 11/15/27	Baa3	4,250,000	4,318,808
			34,167,989

West Virginia (0.9%)
Mason Cnty., Poll. Control FRB (Appalachian Pwr. Co. Project),
Ser. L, 5 1/2s, 10/1/22	Baa2	3,475,000	3,599,961
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29	B2	4,525,000	4,627,582
WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26 (Prerefunded)	Aaa	3,600,000	4,320,792
			12,548,335

Wisconsin (1.4%)
Badger Tobacco Settlement Asset Securitization Corp. Rev. Bonds,
6 3/8s, 6/1/32	BBB	13,250,000	14,346,173
7s, 6/1/28	BBB	2,280,000	2,492,633
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Wheaton Franciscan
Svcs.), 5 1/8s, 8/15/33	A2	2,500,000	2,452,400
			19,291,206

Wyoming (0.2%)
Gillette, Poll. Control VRDN, 3.66s, 1/1/18	VMIG1	1,000,000	1,000,000
Sweetwater Cnty., Solid Waste Disp. Rev. Bonds (FMC Corp.),
5.6s, 12/1/35	Baa2	2,000,000	2,089,080
			3,089,080

Total municipal bonds and notes (cost $1,262,652,070)			$ 1,315,761,367

PREFERRED STOCKS (1.1%)*

		Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.		2,000,000	$ 2,080,880
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 6.875% cum. pfd.		6,000,000	6,269,760
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.		6,000,000	6,448,800

Total preferred stocks (cost $14,000,000)			$ 14,799,440

CORPORATE BONDS AND NOTES (0.3%)* (cost $4,500,000)

		Principal amount	Value

GMAC Muni. Mtge. Trust 144A sub. notes Ser. A1-1, 4.15s, 2039		$4,500,000	$4,436,325

COMMON STOCKS (0.0%)* (cost $9,057,285)

	Shares	Value

Tembec, Inc. (Canada) †	184,103	$ 195,413

TOTAL INVESTMENTS

Total investments (cost $1,290,209,355)		$ 1,335,192,545

  * Percentages indicated are based on net assets of $1,350,147,529.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at July 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2007 was $9,209,631 or 0.68% of net assets.

# A portion of this was holding pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2007.

(F) Security is valued at fair value following procedures approved by the Trustees.

At July 31, 2007, liquid assets totaling $21,484,375 have been designated as collateral for open futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN), Mandatory Put Bonds, and Floating Rate Bonds (FRB) are the current interest rates at July 31, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at July 31, 2007.

The fund had the following industry concentrations greater than 10% at July 31, 2007 (as a percentage of net assets):

Health care	35.8%
Utilities	15.4

FUTURES CONTRACT OUTSTANDING at 7/31/07

		Number of		Expiration	Unrealized
		contracts	Value	date	appreciation

U.S. Treasury Bond 10 yr (Long)		200	$21,484,375	Sep-07	$416,098

INTEREST RATE SWAP CONTRACT OUTSTANDING at 7/31/07

		Payments	Payments
Swap counterparty /	Termination	made by	received by		Unrealized
Notional amount	date	fund per annum	fund per annum		depreciation

JPMorgan Chase Bank, N.A.
$60,000,000 (E)	10/4/27	USD-BMA Municipal Swap
		Index	3.901%		$(2,288,610)

(E) See Note 1 to the financial statements regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,290,209,355)	$1,335,192,545

Cash	3,980,924

Interest and other receivables	17,494,479

Receivable for shares of the fund sold	239,450

Receivable for securities sold	593,960

Receivable for variation margin (Note 1)	136,216

Receivable for closed swap contracts (Note 1)	1,183,983

Total assets	1,358,821,557

LIABILITIES

Distributions payable to shareholders	2,093,065

Unrealized depreciation on swap contracts	2,288,610

Payable for shares of the fund repurchased	2,266,356

Payable for compensation of Manager (Note 2)	1,122,221

Payable for investor servicing (Note 2)	72,811

Payable for custodian fees (Note 2)	3,323

Payable for Trustee compensation and expenses (Note 2)	334,500

Payable for administrative services (Note 2)	4,633

Payable for distribution fees (Note 2)	325,475

Other accrued expenses	163,034

Total liabilities	8,674,028

Net assets	$1,350,147,529

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)	$1,468,683,100

Undistributed net investment income (Note 1)	4,246,775

Accumulated net realized loss on investments (Note 1)	(165,893,024)

Net unrealized appreciation of investments	43,110,678

Total — Representing net assets applicable to capital shares outstanding	$1,350,147,529

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,216,301,103 divided by 94,459,756 shares)	$12.88

Offering price per class A share (100/96.25 of $12.88)*	$13.38

Net asset value and offering price per class B share ($103,765,494 divided by 8,046,008 shares)**	$12.90

Net asset value and offering price per class C share ($19,264,603 divided by 1,495,321 shares)**	$12.88

Net asset value and redemption price per class M share ($10,816,329 divided by 840,092 shares)	$12.88

Offering price per class M share (100/96.75 of $12.88)***	$13.31

   * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/07

INTEREST INCOME	$ 79,662,146

EXPENSES

Compensation of Manager (Note 2)	7,212,963

Investor servicing fees (Note 2)	889,618

Custodian fees (Note 2)	111,401

Trustee compensation and expenses (Note 2)	77,127

Administrative services (Note 2)	34,741

Distribution fees — Class A (Note 2)	2,796,394

Distribution fees — Class B (Note 2)	1,174,086

Distribution fees — Class C (Note 2)	206,893

Distribution fees — Class M (Note 2)	57,201

Other	316,676

Non-recurring costs (Notes 2 and 5)	1,141

Costs assumed by Manager (Notes 2 and 5)	(1,141)

Fees waived and reimbursed by Manager (Note 2)	(40,294)

Total expenses	12,836,806

Expense reduction (Note 2)	(282,635)

Net expenses	12,554,171

Net investment income	67,107,975

Net realized gain on investments (Notes 1 and 3)	5,653,738

Net realized loss on futures contracts (Note 1)	(1,401,732)

Net realized gain on swap contracts (Note 1)	1,440,177

Net unrealized depreciation of investments, futures contracts and swap contracts during the year	(12,613,497)

Net loss on investments	(6,921,314)

Net increase in net assets resulting from operations	$ 60,186,661

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/07	7/31/06

Operations:
Net investment income	$ 67,107,975	$ 72,511,882

Net realized gain on investments	5,692,183	10,287,364

Net unrealized depreciation of investments	(12,613,497)	(19,390,182)

Net increase in net assets resulting from operations	60,186,661	63,409,064

Distributions to shareholders: (Note 1)

From ordinary income

Taxable net investment income

Class A	(467,897)	(277,685)

Class B	(53,517)	(44,872)

Class C	(7,815)	(4,600)

Class M	(4,227)	(2,499)

From tax-exempt net investment income

Class A	(59,777,747)	(61,557,412)

Class B	(5,620,192)	(8,252,507)

Class C	(808,760)	(853,874)

Class M	(505,894)	(518,992)

Redemption fees (Note 1)	—	4

Decrease from capital share transactions (Note 4)	(138,925,383)	(149,567,041)

Total decrease in net assets	(145,984,771)	(157,670,414)

NET ASSETS

Beginning of year	1,496,132,300	1,653,802,714

End of year (including undistributed net investment income of $4,246,775 and $4,754,953, respectively)	$1,350,147,529	$1,496,132,300

The accompanying notes are an integral part of these financial statements.

Financial	highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
July 31, 2007	$12.95	.62(c)	(.07)	.55	(.62)	(.62)	—	$12.88	4.26	$1,216,301	.82(c)	4.72(c)	10.25
July 31, 2006	13.02	.62(c)	(.09)	.53	(.60)	(.60)	—(d)	12.95	4.21	1,293,442	.82(c)	4.73(c)	16.97
July 31, 2005	12.46	.60(c)	.57	1.17	(.61)	(.61)	—(d)	13.02	9.59	1,375,968	.85(c)	4.77(c)	21.33
July 31, 2004	12.31	.68(c)	.15	.83	(.68)	(.68)	—	12.46	6.87	798,737	.92(c)	5.43(c)	18.25
July 31, 2003	12.88	.74	(.57)	.17	(.74)	(.74)	—	12.31	1.34	1,000,769.91		5.83	28.90

CLASS B
July 31, 2007	$12.97	.54(c)	(.07)	.47	(.54)	(.54)	—	$12.90	3.67	$103,765	1.45(c)	4.09(c)	10.25
July 31, 2006	13.04	.53(c)	(.08)	.45	(.52)	(.52)	—(d)	12.97	3.60	169,789	1.45(c)	4.09(c)	16.97
July 31, 2005	12.48	.52(c)	.57	1.09	(.53)	(.53)	—(d)	13.04	8.82	242,213	1.49(c)	4.15(c)	21.33
July 31, 2004	12.33	.60(c)	.15	.75	(.60)	(.60)	—	12.48	6.16	180,830	1.57(c)	4.78(c)	18.25
July 31, 2003	12.90	.67	(.57)	.10	(.67)	(.67)	—	12.33	.82	222,970	1.43	5.32	28.90

CLASS C
July 31, 2007	$12.96	.52(c)	(.08)	.44	(.52)	(.52)	—	$12.88	3.35	$19,265	1.60(c)	3.95(c)	10.25
July 31, 2006	13.02	.51(c)	(.07)	.44	(.50)	(.50)	—(d)	12.96	3.44	21,381	1.60(c)	3.95(c)	16.97
July 31, 2005	12.47	.50(c)	.56	1.06	(.51)	(.51)	—(d)	13.02	8.64	23,054	1.64(c)	3.97(c)	21.33
July 31, 2004	12.31	.58(c)	.16	.74	(.58)	(.58)	—	12.47	6.11	10,600	1.72(c)	4.64(c)	18.25
July 31, 2003	12.89	.64	(.58)	.06	(.64)	(.64)	—	12.31	.45	12,028	1.71	5.02	28.90

CLASS M
July 31, 2007	$12.95	.58(c)	(.07)	.51	(.58)	(.58)	—	$12.88	4.01	$10,816	1.10(c)	4.44(c)	10.25
July 31, 2006	13.01	.58(c)	(.07)	.51	(.57)	(.57)	—(d)	12.95	3.97	11,521	1.10(c)	4.45(c)	16.97
July 31, 2005	12.46	.56(c)	.56	1.12	(.57)	(.57)	—(d)	13.01	9.17	12,567	1.14(c)	4.47(c)	21.33
July 31, 2004	12.31	.64(c)	.15	.79	(.64)	(.64)	—	12.46	6.56	6,985	1.22(c)	5.13(c)	18.25
July 31, 2003	12.89	.70	(.58)	.12	(.70)	(.70)	—	12.31	.96	10,429	1.21	5.54	28.90

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

July 31, 2007	<0.01%

July 31, 2006	<0.01

July 31, 2005	0.02

July 31, 2004	0.02

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44	45

Notes to financial statements 7/31/07

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the “fund”) is a series of Putnam Tax-Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that have a higher rate of default.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $160,897,548 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 8,579,409	July 31, 2008

1,682,906	July 31, 2009

1,466,587	July 31, 2010

24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,752	July 31, 2013

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of capital loss carryover, dividends payable, defaulted bond interest, straddle loss deferrals, amortization and accretion, and income from partnerships. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2007, the fund reclassified $370,104 to decrease undistributed net investment income and $28,839,032 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $29,209,136.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2007 were as follows:

Unrealized appreciation	$ 66,905,857
Unrealized depreciation	(21,280,030)
———————————————
Net unrealized appreciation	45,625,827
Undistributed tax-exempt income	6,519,788
Undistributed ordinary income	247,335
Capital loss carryforward	(160,897,548)
Cost for federal income tax purposes	$1,289,566,718

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2007 the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $40,294 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended July 31, 2007, Putnam Management has assumed $1,141 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2007, the fund incurred $992,453 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2007, the fund’s expenses were reduced by $282,635 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $517, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $53,221 and $372 from the sale of class A and class M shares, respectively, and received $104,408 and $1,187 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2007, Putnam Retail Management, acting as underwriter, received $29,879 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $268,761,699 and $376,307,753, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/07 :
Shares sold	6,632,710	$ 86,595,781

Shares issued in connection with
reinvestment of distributions	3,086,685	40,261,377

	9,719,395	126,857,158

Shares repurchased	(15,122,711)	(197,245,378)

Net decrease	(5,403,316)	$ (70,388,220)

Year ended 7/31/06:
Shares sold	6,561,827	$ 84,910,461

Shares issued in connection with
reinvestment of distributions	3,088,034	39,968,724

	9,649,861	124,879,185

Shares repurchased	(15,506,541)	(200,691,184)

Net decrease	(5,856,680)	$ (75,811,999)

CLASS B	Shares	Amount

Year ended 7/31/07 :
Shares sold	290,410	$3,794,828

Shares issued in connection with
reinvestment of distributions	245,505	3,209,898

	535,915	7,004,726

Shares repurchased	(5,577,970)	(72,874,862)

Net decrease	(5,042,055)	$(65,870,136)

Year ended 7/31/06:
Shares sold	382,457	$4,651,310

Shares issued in connection with
reinvestment of distributions	325,229	4,525,182

	707,686	9,176,492

Shares repurchased	(6,200,211)	(80,385,967)

Net decrease	(5,492,525)	$(71,209,475)

CLASS C	Shares	Amount

Year ended 7/31/07 :
Shares sold	174,636	$ 2,279,447

Shares issued in connection with
reinvestment of distributions	35,457	462,620

	210,093	2,742,067

Shares repurchased	(364,717)	(4,764,262)

Net decrease	(154,624)	$(2,022,195)

Year ended 7/31/06:
Shares sold	219,278	$ 2,880,196

Shares issued in connection with
reinvestment of distributions	37,066	439,711

	256,344	3,319,907

Shares repurchased	(376,791)	(4,880,043)

Net decrease	(120,447)	$(1,560,136)

CLASS M	Shares	Amount

Year ended 7/31/07 :
Shares sold	33,258	$433,262

Shares issued in connection with
reinvestment of distributions	29,391	383,369

	62,649	816,631

Shares repurchased	(112,069)	(1,461,463)

Net decrease	(49,420)	$(644,832)

Year ended 7/31/06:
Shares sold	50,583	$654,202

Shares issued in connection with
reinvestment of distributions	28,964	374,873

	79,547	1,029,075

Shares repurchased	(155,671)	(2,014,506)

Net decrease	(76,124)	$(985,431)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(unaudited)

The fund has designated 99.21% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

60,806,440	2,701,890	3,026,829

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.  Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer,	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Vice President, Assistant Clerk, Assistant
Custodian	Steven D. Krichmar	Treasurer and Proxy Manager
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
PricewaterhouseCoopers LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Richard S. Robie, III
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	Francis J. McNamara, III
Robert E. Patterson	Vice President and Chief Legal Officer
George Putnam, III
W. Thomas Stephens	Robert R. Leveille
Richard B. Worley	Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN042 246889 9/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2007	$101,968	$46	$7,921	$769*
July 31, 2006	$79,554*	$404	$7,501	$ -

* Includes fees of $640 and $898 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2007 and July 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2007and July 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 123,951and $277,576 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31,
2007	$ -	$ 26,129	$ -	$ -
July 31,
2006	$ -	$153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2007